UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2018

Spirit of America Real Estate Income and Growth Fund

Spirit of America Large Cap Value Fund

Spirit of America Municipal Tax Free Bond Fund

Spirit of America Income Fund

Spirit of America Income and Opportunity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, David Lerner Associates Inc. or from your respective Fund(s). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your Fund(s) electronically by contacting your investment counselor at David Lerner Associates Inc. or, if you hold your shares directly through the Fund(s), by calling Shareholder Services at (800) 452-4892.

You may elect to receive all future reports in paper free of charge. You can inform your respective Fund(s) that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this document or by contacting your investment counselor at David Lerner Associates Inc. If you hold your shares directly through the Fund(s), you may call Shareholder Services at (800) 452-4892. Your election to receive reports in paper will apply to all funds held within the fund family.

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the Annual Report for the Spirit of America Real Estate Income and Growth Fund. This includes a review of our performance in 2018, in addition to a discussion of the economy, and our thoughts on the securities markets.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. We analyze economic trends, and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

The Spirit of America Real Estate Income and Growth Fund’s investment philosophy continues to be to seek enduring value in the physical structures of America by investing in real estate companies which own office buildings, shopping malls, hotels, apartments, and other income producing assets. Our goal is to maximize total return to shareholders by benefitting from the income generated through the rental of these properties, while also participating in potential long term appreciation of asset values.

We thank you for your support, and look forward to your future investment in the Spirit of America Real Estate Income and Growth Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Doug Revello Portfolio Manager

1

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final revision of the third quarter 2018 gross domestic product (GDP) slightly decreasing the estimate to an annual growth rate to 3.4%, from the previous 3.5% reading. This growth rate is down from the 4.2% recorded in the second quarter of 2018, but up from the 2.2% in the first quarter of 2018. The pace is likely strong enough to keep growth on track to hit the President’s 3% growth target for this year following the $1.5 trillion tax cut stimulus package. However, the economy does appear to be slowing in the fourth quarter amid a widening trade deficit, sluggish business spending on equipment and a weak housing market.

The December data released from the U.S. Bureau of Labor Statistics revealed nonfarm payrolls rose by 312,000, exceeding the expectations. This growth far surpassed the November pace of 176,000, and is also an increase over the 274,000 added in October. Growth in jobs totaled 2.6 million in 2018, the highest since 2015 and coming in well above the 2.2 million in 2017. The unemployment rate rose to 3.9% as new workers entered the workforce and the labor force participation increased to 63.1%. In addition to the big job gains, wages jumped 3.2% from a year ago. This positive report comes amid concern over whether the U.S. economy is part of a global deceleration.

At the December meeting of the policymaking Federal Open Market Committee (FOMC), Fed officials voted to increase its benchmark interest rate a quarter of a point to a range of 2.25% to 2.50%. This was the Fed’s ninth rate hike since policy normalization began in December 2015. There was reluctance from a few members who noted the lack of inflationary pressures and argued against this increase. Officials have acknowledged that the policy path ahead is “less clear,” indicating that future increases to the fed funds rate may be more gradual. The indecision was reflected in rate forecasts among individual members who cut their expected moves in 2019 from four to two, citing a range of concerns about growth and volatility in the financial markets.

Market Commentary

In 2018, the FTSE Nareit All Equity REITs Index delivered a total return of (4.04)%. The decline was in part due to a (7.89)% loss in the final month of the 4th quarter. The S&P 500’s total return was (4.38)% for the year. The leading REIT industry was the Health Care Sector which was one of the few REIT sectors to post a positive total return in 2018 with a total return of 7.58%. Only three other sectors of the FTSE Nareit all Equity REITs index saw positive returns in 2018 which were the Infrastructure Sector 6.99%, Residential Sector 3.09%, and the Self-Storage Sector 2.94%. Office was the worst sector finishing 2018 with a total return of (14.55)%. Followed by Data Centers which ended a disappointing 2018 with a total return of (14.11)%.

Fund Summary

The Spirit of America Real Estate Income and Growth Fund (the “Fund”) aims to provide high total return through a combination of capital appreciation and dividend income.

As of December 31, 2018 the Fund was invested over 95% in REITs. A REIT, or Real Estate Investment Trust, is a company that owns or finances income-producing real estate. REITs provide investors regular income streams, diversification and long-term capital appreciation. REITs typically pay out all of their taxable income as dividends to shareholders. REITs are tied to almost all aspects of the economy, including apartments, hospitals, hotels, industrial facilities, infrastructure, nursing homes, offices, shopping malls, storage centers, and student housing.

Return Summary

The Fund had a total one year return of (5.46)% (no load, gross of fees). This compares to the (4.57)% returned by its benchmark, the MSCI US REIT Index, for the same period. That result does not take the sales charge and expense ratio into account.

The material factors that affected the Fund were market direction and security selection. The Funds underperformance was primarily due to being overweight in the Data Center subset of the Specialty REITS sector which saw a total return loss of (14.11)% in 2018. The Fund was also about 8% below its benchmark in the Health Care REITS which saw a positive 7.56% return in 2018.

2	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Including sales charge and expenses, as of December 31, 2018 the Fund’s Class A Shares one year return was (11.77)%. The annualized five year return was 4.83% per year, while the average annual return over the past ten years was 10.29%.

Summary of Portfolio Holdings (Unaudited) As of December 31, 2018
Residential (REITs)	24.19%	$19,556,926
Specialized (REITs)	24.12%	19,491,479
Office (REITs)	9.82%	7,937,476
Hotel & Resort (REITs)	9.46%	7,644,852
Retail (REITs)	9.36%	7,561,975
Industrial (REITs)	9.08%	7,338,879
Energy	4.03%	3,255,780
Health Care (REITs)	3.82%	3,085,473
Diversified (REITs)	2.99%	2,420,438
Mortgage (REITs)	2.51%	2,025,309
Municipal Bonds	0.22%	181,594
Real Estate Operating Companies	0.19%	153,962
Financials	0.15%	121,140
Utilities	0.06%	46,120
Total Investments	100.00%	$80,821,403

3

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Total Returns (Unaudited) For the periods ended December 31, 2018
	1 Year	5 Year	10 Year	Expense Ratios[3]
Class A Shares - with load	(11.77)%	4.83%	10.29%	1.48%
Class A Shares - no load	(6.85)%	5.97%	10.89%	1.48%
Class C Shares - with load[1]	(8.29)%	5.23%	10.12%	2.18%
Class C Shares - no load[1]	(7.44)%	5.23%	10.12%	2.18%
MSCI US REIT Index[2]	(4.57)%	7.80%	12.17%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.25% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]

Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]

The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float- adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[3]

Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Fund’s expense ratios as of December 31, 2018, can be found in the financial highlights.

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $0.85 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented on the prior page as well as in the Financial Highlights tables.

4	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

5

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We welcome this opportunity to share with you, our investors, the Annual Report for the Spirit of America Large Cap Value Fund, (the “Fund”) along with our thoughts on the market and recent events.

At Spirit of America, we take a comprehensive approach to investing. Our portfolio managers use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We evaluate economic trends, we analyze sectors that could benefit from those trends, and finally, invest in companies that we believe possess strong fundamentals.

We believe that investing in sound companies with attractive valuations will help enhance the long-term returns of the Fund.

The Spirit of America Large Cap Value Fund’s investment philosophy continues to be to focus on the large cap value segment of the U.S. equity market. Among the valuation factors used to evaluate these stocks are companies with lower debt ratios than their peer group and companies that are undervalued vs. the company’s intrinsic worth and future income potential.

We appreciate your continued support and look forward to your future investment in the Spirit of America Large Cap Value Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Doug Revello Portfolio Manager

6	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final revision of the third quarter 2018 gross domestic product (GDP) slightly decreasing the estimate to an annual growth rate to 3.4%, from the previous 3.5% reading. This growth rate is down from the 4.2% recorded in the second quarter of 2018, but up from the 2.2% in the first quarter of 2018. The pace is likely strong enough to keep growth on track to hit the President’s 3% growth target for this year following the $1.5 trillion tax cut stimulus package. However, the economy does appear to be slowing in the fourth quarter amid a widening trade deficit, sluggish business spending on equipment and a weak housing market.

The December data released from the U.S. Bureau of Labor Statistics revealed nonfarm payrolls rose by 312,000, exceeding the expectations. This growth far surpassed the November pace of 176,000, and is also an increase over the 274,000 added in October. Growth in jobs totaled 2.6 million in 2018, the highest since 2015 and coming in well above the 2.2 million in 2017. The unemployment rate rose to 3.9% as new workers entered the workforce and the labor force participation increased to 63.1%. In addition to the big job gains, wages jumped 3.2% from a year ago. This positive report comes amid concern over whether the U.S. economy is part of a global deceleration.

At the December meeting of the policymaking Federal Open Market Committee (FOMC), Fed officials voted to increase its benchmark interest rate a quarter of a point to a range of 2.25% to 2.50%. This was the Fed’s ninth rate hike since policy normalization began in December 2015. There was reluctance from a few members who noted the lack of inflationary pressures and argued against this increase. Officials have acknowledged that the policy path ahead is “less clear,” indicating that future increases to the fed funds rate may be more gradual. The indecision was reflected in rate forecasts among individual members who cut their expected moves in 2019 from four to two, citing a range of concerns about growth and volatility in the financial markets.

Market Commentary

The U.S. markets had a tumultuous year in 2018. The S&P 500 and Dow fell for the first time in three years, and the NASDAQ broke a six-year positive streak. 2018 was a year fraught with volatility, characterized by record highs and sharp reversals. For the first time, the S&P 500 rose in the first three quarters of the year, only to decline and lose the gains in the fourth. December accounted for a sizable chunk of the quarter’s losses with all three of the aforementioned indexes dropping over 8%. The Dow and S&P 500 recorded their worst December performance since 1931, and their biggest monthly loss since February 2009. The drops in December came amid concerns of an economic slowdown and fears the Federal Reserve may be making a monetary policy mistake. Concerns over ongoing trade negotiations between China and the U.S. also added pressure to the stock market. For the year, the S&P 500 had a return of (4.38)%, the Dow returned (3.48)%, and the NASDAQ ended the year down (2.81)% for the year.

Fund Summary

The Spirit of America Large Cap Value Fund (the "Fund") seeks to provide capital appreciation with a secondary objective of current income. The emphasis of the Fund is focused on investing in a diversified portfolio. We are invested in all 11 sectors on the S&P 500 Index.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on the experience of our dedicated team of professionals.

Return Summary

The Fund had a total return of (6.50)% (no load, gross of fees) in 2018. This compares to its benchmark, the S&P 500 Index ("S&P 500"), which was down (4.38)% for the year 2018.

The material factors that affected the Fund’s underperformance compared to its benchmark were market direction and security selection. Unlike the previous year which saw ten sectors finish with positive returns, the S&P 500 ended 2018 with only four sectors in the positive. The top performing sector of the year was Health Care which was up 5.04%. The Utilities sector was the second leading segment of the S&P 500 with a total return of 5.00%. The Fund was underweight both of those sectors verses the S&P 500. Materials, Energy, Financials, Consumer Staples, Communication Services, Real

7

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Estate, and Industrials all ended the year with negative total return numbers. As part of the security selection process the Fund takes a “value” approach, seeking to invest in securities considered to be conservatively valued relative to comparable companies. This philosophy of investing also contributed to the Fund’s underperformance of the S&P 500 as the positions that are considered growth stocks outperformed those labeled as value stocks. The Russell 1000 Value Index finished 2018 with a total return of (8.81)% underperforming the Russell 1000 Growth Index by 6.27% which ended the year with a net return of (2.54)%.

Including sales charge and expenses, as of December 31, 2018 the Fund’s Class A Shares one year return was (12.72)%. The annualized five year return was 4.51%, while the average annual return over the past ten years was 8.71%.

Summary of Portfolio Holdings (Unaudited) As of December 31, 2018
Information Technology	29.31%	$26,217,552
Financials	15.28%	13,663,133
Health Care	13.82%	12,354,431
Industrials	11.45%	10,236,527
Consumer Discretionary	6.49%	5,801,723
Consumer Staples	5.36%	4,783,260
Communication Services	5.03%	4,494,002
Energy	4.88%	4,366,878
Real Estate Investment Trusts	4.12%	3,683,432
Materials	1.91%	1,703,578
Utilities	2.07%	1,850,246
Telecommunication Services	0.28%	251,085
Total Investments	100.00%	$89,405,847

8	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Total Returns (Unaudited) For the periods ended December 31, 2018
	1 Year	5 Year	10 Year	Expense Ratios[3]
Class A Shares - with load	(12.72)%	4.51%	8.71%	1.47%
Class A Shares - no load	(7.87)%	5.64%	9.29%	1.47%
Class C Shares - with load[1]	(9.35)%	4.87%	8.51%	2.17%
Class C Shares - no load[1]	(8.50)%	4.87%	8.51%	2.17%
S&P 500 Index[2]	(4.38)%	8.49%	13.12%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.25% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]

Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[3]

Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Fund’s expense ratios as of December 31, 2018, can be found in the financial highlights.

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $1.40 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented in the table above as well as in the Financial Highlights tables.

9

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

10	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are very pleased to provide the 2018 Annual report for the Spirit of America Municipal Tax Free Bond Fund, (“the Fund”). We look forward to continued inflows and further development of the Fund.

Our many years of experience in the municipal bond market have helped us to pursue a balance between yield and quality. Our goal is to continue seeking current income that is exempt from federal income tax, while employing a relatively conservative approach to investing in the municipal market. Although the mandate of the Fund allows it to invest in lower rated securities, at this time, the focus will continue to be investing in bonds which are investment grade.

We appreciate your support of our fund and look forward to your future investment in the Spirit of America Municipal Tax Free Bond Fund.

Thank you for being a part of the Spirit of America Family of Funds.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Mark Reilly Portfolio Manager

11

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final revision of the third quarter 2018 gross domestic product (GDP) slightly decreasing the estimate to an annual growth rate to 3.4%, from the previous 3.5% reading. This growth rate is down from the 4.2% recorded in the second quarter of 2018, but up from the 2.2% in the first quarter of 2018. The pace is likely strong enough to keep growth on track to hit the President’s 3% growth target for this year following the $1.5 trillion tax cut stimulus package. However, the economy appeared slower in the fourth quarter amid a widening trade deficit, sluggish business spending on equipment and a weaker housing market.

The December data released from the U.S. Bureau of Labor Statistics revealed nonfarm payrolls rose by 312,000, exceeding expectations. This growth far surpassed the November pace of 176,000, and is also an increase over the 274,000 added in October. Growth in jobs totaled 2.6 million in 2018, the highest since 2015 and coming in well above the 2.2 million in 2017. The unemployment rate rose to 3.9% as new workers entered the workforce and the labor force participation increased to 63.1%. In addition to the big job gains, wages jumped 3.2% from a year ago. This positive report comes amid concern over whether the U.S. economy is part of a global deceleration.

At the December meeting of the policymaking Federal Open Market Committee (FOMC), Fed officials voted to increase its benchmark interest rate a quarter of a point to a range of 2.25% to 2.50%. This was the Fed’s ninth rate hike since policy normalization began in December 2015. There was reluctance from a few members who noted the lack of inflationary pressures and argued against this increase. Officials have acknowledged that the policy path ahead is “less clear,” indicating that future increases to the fed funds rate may be more gradual. The indecision was reflected in rate forecasts among individual members who cut their expected moves in 2019 from four to two, citing a range of concerns about growth and volatility in the financial markets.

Market Commentary

Municipal bond issuance was down two-thirds this December from a year earlier, putting 2018 total volume at $338 billion, nearly a quarter less than the $448 billion the market produced in 2017. The comparison the past two years highlights the impact of the new tax legislation, which banned advanced refundings and reduced state and local tax deductions. For the year, refundings declined 61.2% to $59.42 billion from $153.26 billion. New money on the other hand was up 16% on the year to $235.3 billion from $202.8 billion. For the year, tax exempt issuance was down by 25.9% to $291.47 billion from $393.21 billion and taxable bond volume dipped 23% to $29.95 billion from $38.92 billion.

The 30 Year US Treasury yield moved from a 2.81 on 1/2/18 to a 3.01 on 12/31/18. At the same time, the MMD Tax-Free 30 Year AAA yield began the year at 2.55 on 1/2/18 and ended the year at 3.02 on 12/31/18. Amid increased volatility and flailing equity markets, municipal bonds stood their ground in 2018. Despite the Federal Reserve raising short-term interest rates four times, Treasuries with two, five and seven year maturities all posted gains for the year and the Bloomberg Barclays U.S. Treasury index had a firmly positive year-to-date total return.

Fund Summary

The Spirit of America Municipal Tax Free Bond Fund (“the Fund”) seeks to provide high current income that is exempt from federal income tax, including alternative minimum tax. The Fund focuses on quality credits in the municipal market. We are targeting a balance between attractive yield and quality investments.

The Fund can invest in lower rated securities; however we have kept our focus on investing in bonds that are investment grade. Our plan is to continue with this relatively conservative approach to investing in the municipal market.

In keeping with this philosophy, the Fund has been able to maintain attractive yields without venturing into the speculative, below investment grade, segment of the municipal market. As of December 31, 2018, approximately 95.07% of the portfolio was above investment grade, with 88.35% rated “A” or better. The average rating of holdings in the Fund is Aa3/AA-.

One of the Fund’s goals has been to diversify with respect to geographic location and sector. As of the end of December 2018, the Fund consists of 303 different positions varied across 45 states, 2 territories and the District of Columbia. The holdings range throughout various sectors, including areas such as: general obligations, healthcare, education, industrial development and other public improvement bonds.

12	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

While it certainly has not been a primary goal of the Fund, we have been able to maintain a percentage of bonds in states and territories which have a state tax exemption in New York, New Jersey and Connecticut, where a majority of our clients reside. Additionally, Puerto Rico bonds are exempt from state tax. Due to the struggles Puerto Rico has been facing, the Fund has actively managed its Puerto Rico holdings. As of December 31, 2018, Puerto Rico holdings represent 1.44% of the portfolio, up slightly from 0.99% at the end of 2017.

Return Summary

The Fund’s Class A Shares Net Asset Value (NAV) went from $9.47 to $9.26 during 2018. The Fund is currently at $72.97 million in net assets with 2,330 shareholder accounts as of December 31, 2018.

The Fund had a one year return of 1.88% (no load, gross of fees) for 2018. This compares to the 1.28% return of its benchmark, the Bloomberg Barclays Municipal Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account. The Fund’s slightly higher performance relative to the benchmark was largely due to its continued investment in undervalued tax-free municipal securities.

The material factors that affected the Fund were the modest rise in interest rates in 2018 and the selection of high quality securities. As a result of the Fund’s focus on quality, it had very little exposure to Puerto Rico whose challenges have been well documented. The Fund does not rely on derivatives or leverage strategies.

Including the sales charge and expenses, as of December 31, 2018, the Fund’s Class A Shares one year return was (3.81)%. The Fund's Class A Shares had an annualized five year return of 3.26% and an annualized ten year return of 5.83%.

Our plan is to proceed with the same strategy that we have utilized since the Fund’s inception. We will continue to seek out municipal bonds that provide a balance between credit risk and the potential to offer high current income and consistently attractive yields.

Ratings are provided by Moody’s Investor Services and Standard & Poor’s.

The Moody’s ratings in the following ratings explanations are in parenthesis.

AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

13

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2018

New York	20.95%	$15,490,932
Connecticut	12.68%	9,377,915
Florida	8.40%	6,210,895
New Jersey	7.53%	5,566,024
Texas	6.00%	4,434,354
Michigan	4.04%	2,984,772
California	3.98%	2,938,724
Pennsylvania	3.59%	2,653,664
Massachusetts	3.17%	2,345,389
Indiana	3.04%	2,249,618
Georgia	1.96%	1,445,358
Rhode Island	1.86%	1,377,277
Washington	1.81%	1,340,445
District of Columbia	1.47%	1,084,020
Puerto Rico	1.42%	1,052,114
Maine	1.30%	962,991
Missouri	1.29%	951,063
Louisiana	1.18%	870,603
New Mexico	1.15%	850,240
Arizona	1.08%	798,750
Nevada	1.06%	786,498
Ohio	1.01%	748,569
Illinois	1.00%	741,805
Alaska	0.90%	663,595
Virginia	0.66%	486,798
Wyoming	0.65%	$480,868
West Virginia	0.62%	458,445
Tennessee	0.56%	415,701
Maryland	0.55%	408,768
South Dakota	0.52%	381,286
Oregon	0.47%	347,818
Kentucky	0.46%	340,191
North Carolina	0.43%	317,537
Utah	0.43%	318,557
Iowa	0.40%	294,630
Nebraska	0.37%	271,163
Mississippi	0.35%	256,213
Oklahoma	0.34%	252,760
Vermont	0.33%	245,568
Alabama	0.14%	100,376
Colorado	0.14%	103,134
New Hampshire	0.14%	103,257
North Dakota	0.14%	100,112
Virgin Islands	0.14%	101,303
Wisconsin	0.11%	82,225
South Carolina	0.07%	51,135
Hawaii	0.06%	42,301
Kansas	0.05%	35,962
Total Investments	100.00%	$73,921,723

14	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Total Returns (Unaudited) For the periods ended December 31, 2018
				Expense Ratios[3]
	1 Year	5 Year	10 Year	Gross	With Applicable Waivers
Class A Shares - with load	(3.81)%	3.26%	5.83%	1.02%	0.91%
Class A Shares - no load	0.96%	4.26%	6.35%	1.02%	0.91%
Class C Shares - with load[1]	(0.98)%	3.30%	5.41%	1.87%	1.76%
Class C Shares - no load[1]	0.00%	3.30%	5.41%	1.87%	1.76%
Bloomberg Barclays Municipal Bond Index[2]	1.28%	3.82%	4.85%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]

Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]

The Bloomberg Barclays Municipal Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[3]

Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2018. Spirit of America Management Corp. (the “Adviser”), the Fund’s adviser, has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 0.90% and 1.75% of the Class A Shares and Class C Shares average daily net assets, respectively, through April 30, 2019. Additional information pertaining to the Fund’s expense ratios as of December 31, 2018, can be found in the financial highlights.

15

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

16	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are pleased to send you the 2018 Annual Report for the Spirit of America Income Fund, (the “Fund”). The Fund began operations on December 31, 2008.

As 2018 has come to an end, we could not be more proud and excited about the progress of this fund. Our goal is to continue seeking current income while investing in quality fixed income securities.

We firmly maintain our philosophy that striving for the optimal balance between yield and quality will continue to position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals.

Your support is sincerely appreciated and we look forward to your continued confidence in the Spirit of America Income Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Mark Reilly Portfolio Manager

17

SPIRIT OF AMERICA INCOME FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final revision of the third quarter 2018 gross domestic product (GDP) slightly decreasing the estimate to an annual growth rate to 3.4%, from the previous 3.5% reading. This growth rate is down from the 4.2% recorded in the second quarter of 2018, but up from the 2.2% in the first quarter of 2018. The pace is likely strong enough to keep growth on track to hit the President’s 3% growth target for this year following the $1.5 trillion tax cut stimulus package. However, the economy does appear to be slowing in the fourth quarter amid a widening trade deficit, sluggish business spending on equipment and a weak housing market.

The December data released from the U.S. Bureau of Labor Statistics revealed nonfarm payrolls rose by 312,000, exceeding expectations. This growth far surpassed the November pace of 176,000, and is also an increase over the 274,000 added in October. Growth in jobs totaled 2.6 million in 2018, the highest since 2015 and coming in well above the 2.2 million in 2017. The unemployment rate rose to 3.9% as new workers entered the workforce and the labor force participation increased to 63.1%. In addition to the big job gains, wages jumped 3.2% from a year ago. This positive report comes amid concern over whether the U.S. economy is part of a global deceleration.

At the December meeting of the policymaking Federal Open Market Committee (FOMC), Fed officials voted to increase its benchmark interest rate a quarter of a point to a range of 2.25% to 2.50%. This was the Fed’s ninth rate hike since policy normalization began in December 2015. There was reluctance from a few members who noted the lack of inflationary pressures and argued against this increase. Officials have acknowledged that the policy path ahead is “less clear,” indicating that future increases to the fed funds rate may be more gradual. The indecision was reflected in rate forecasts among individual members who cut their expected moves in 2019 from four to two, citing a range of concerns about growth and volatility in the financial markets.

Market Commentary

U.S. stocks had their worst year in 2018 since 2008. The Dow fell 5.6%. The S&P was down 6.2% and the NASDAQ fell 4%. A sizable chunk of the losses came during a violent December. The indexes all dropped at least 8.7% for the month amid concerns of an economic slowdown and fears the Federal Reserve might be making a monetary policy mistake as well as concerns over ongoing trade negotiations between the China and the U.S.

Municipal bond issuance was down two-thirds this December from a year earlier, putting 2018 total volume at $338 billion, nearly a quarter less than the $448 billion the market produced in 2017. The comparison the past two years highlights the impact of the new tax legislation, which banned advanced refundings and reduced state and local tax deductions. For the year, refundings declined 61.2% to $59.42 billion from $153.26 billion.

The 30 Year Treasury yield moved from a 2.81 on 1/2/18 to a 3.01 on 12/31/18. At the same time, the MMD Taxable 30 Year AAA yield began the year at 3.48 on 1/2/18 and ended the year at 3.96 on 12/31/18. Notably, the Federal Reserve raised short-term interest rates 4 times over the course of the year and the unemployment rate hit its lowest since 1969, yet inflation remained tame.

Fund Summary

The Spirit of America Income Fund (the “Fund”) is the second largest fund in the Spirit of America Family of Funds based on assets under management. The Fund’s objective is to seek high current income. The emphasis of the Fund is focused on investing in a diversified portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, collateralized mortgage obligations, and master limited partnerships (MLPs).

At the end of 2018, the Fund had approximately 72% of its assets in taxable municipal bonds, more than 10% in preferred stock, over 9% in corporate bonds, and over 4% in MLPs. We remain diligent in our approach to the market. Here at Spirit of America each and every credit goes through rigorous credit analysis.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

18	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on the experience of our dedicated team of professionals. When we began the Fund, we felt the environment was favorable to start an income fund and while past performance is no guarantee of future results; our results continue to validate that belief.

Return Summary

The Fund had a total return of 0.23% (no load, gross of fees) for fiscal year ended December 31, 2018. This compares to the 0.01% returned by its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the same period.

The material factors that affected the Fund were market direction and security selection. The Fund’s outperformance relative to its benchmark was principally due to its continued investment in a broad range of Investment grade fixed-income products that outperformed lower rated securities. The Fund does not rely on derivatives or leverage strategies.

Including the sales charge and expenses, as of December 31, 2018, the Fund’s Class A Shares one year return was (5.56)%. The annualized five year return was 4.08% and the annualized ten year return was 6.66%.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk with a focus on quality.

Summary of Portfolio Holdings (Unaudited) As of December 31, 2018
Municipal Bonds	71.91%	$99,099,557
Preferred Stocks	10.35%	14,262,884
Corporate Bonds	9.57%	13,184,425
Common Stocks	8.04%	11,078,306
Collateralized Mortgage Obligations	0.13%	185,317
Total Investments	100.00%	$137,810,489

19

SPIRIT OF AMERICA INCOME FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Total Returns (Unaudited) For the periods ended December 31, 2018
	1 Year	5 Year	10 Year	Expense Ratios[3]
Class A Shares - with load	(5.56)%	4.08%	6.66%	1.10%
Class A Shares - no load	(0.87)%	5.10%	7.18%	1.10%
Class C Shares - with load[1]	(2.64)%	4.29%	6.38%	1.85%
Class C Shares - no load[1]	(1.69)%	4.29%	6.38%	1.85%
Bloomberg Barclays U.S. Aggregate Bond Index[2]	0.01%	2.52%	3.48%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]

Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

[2]

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[3]

Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2018. Spirit of America Management Corp. (the “Adviser”), the Fund’s adviser, has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.10% and 1.85% of the Class A and Class C average daily net assets of the Fund, respectively, through April 30, 2019. Additional information pertaining to the Fund’s expense ratios as of December 31, 2018, can be found in the financial highlights.

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

20	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are pleased to send you the Annual Report for the Spirit of America Income and Opportunity Fund, (the “Fund”). The Fund began operations on July 8, 2013.

We hope you are as excited as we are to be a part of our fund. The Fund is a comprehensive portfolio of fixed income and equity securities. This fund gives our clients a solid base in high quality fixed income securities and at the same time a diverse portfolio of equity securities.

The Fund is designed to deliver attractive returns and achieve long term success for our investors. Our dedication to providing you with a fund that will merit your long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals for the upcoming year.

We appreciate your support of our fund and look forward to your continued investment in The Spirit of America Income and Opportunity Fund.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	William Mason Portfolio Manager

21

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

At the end of December, the U.S. Bureau of Economic Analysis released its final revision of the third quarter 2018 gross domestic product (GDP) slightly decreasing the estimate to an annual growth rate to 3.4%, from the previous 3.5% reading. This growth rate is down from the 4.2% recorded in the second quarter of 2018, but up from the 2.2% in the first quarter of 2018. The pace is likely strong enough to keep growth on track to hit the President’s 3% growth target for this year following the $1.5 trillion tax cut stimulus package. However, the economy does appear to be slowing in the fourth quarter amid a widening trade deficit, sluggish business spending on equipment and a weak housing market.

The December data released from the U.S. Bureau of Labor Statistics revealed nonfarm payrolls rose by 312,000, exceeding expectations. This growth far surpassed the November pace of 176,000, and is also an increase over the 274,000 added in October. Growth in jobs totaled 2.6 million in 2018, the highest since 2015 and coming in well above the 2.2 million in 2017. The unemployment rate rose to 3.9% as new workers entered the workforce and the labor force participation increased to 63.1%. In addition to the big job gains, wages jumped 3.2% from a year ago. This positive report comes amid concern over whether the U.S. economy is part of a global deceleration.

At the December meeting of the policymaking Federal Open Market Committee (FOMC), Fed officials voted to increase its benchmark interest rate a quarter of a point to a range of 2.25% to 2.50%. This was the Fed’s ninth rate hike since policy normalization began in December 2015. There was reluctance from a few members who noted the lack of inflationary pressures and argued against this increase. Officials have acknowledged that the policy path ahead is “less clear,” indicating that future increases to the fed funds rate may be more gradual. The indecision was reflected in rate forecasts among individual members who cut their expected moves in 2019 from four to two, citing a range of concerns about growth and volatility in the financial markets.

Market Commentary

The U.S. markets had a tumultuous year in 2018. The S&P 500 and Dow fell for the first time in three years, and the NASDAQ broke a six-year positive streak. 2018 was a year fraught with volatility, characterized by record highs and sharp reversals. For the first time, the S&P 500 rose in the first three quarters of the year, only to decline and lose the gains in the fourth. December accounted for a sizable chunk of the quarter’s losses with all three of the aforementioned indexes dropping over 8%. The Dow and S&P 500 recorded their worst December performance since 1931, and their biggest monthly loss since February 2009. The drops in December came amid concerns of an economic slowdown and fears the Federal Reserve may be making a monetary policy mistake. Concerns over ongoing trade negotiations between China and the U.S. also added pressure to the stock market. For the year, the S&P 500 had a return of (4.38)%, the Dow returned (3.48)%, and the NASDAQ ended the year down (2.81)% for the year.

The Fund invests a portion of its assets in Master Limited Partnerships (MLPs). The Alerian MLP Index (AMZ), a leading gauge of energy MLPs, had a total return of (12.33)% for the period of December 31, 2017 through December 31, 2018. At the same time oil prices dropped 24.84% with U.S. crude oil closing at $45.41, down from $60.42 at the end of 2017.

The 30 Year US Treasury yield moved from a 2.81 on 1/2/18 to a 3.02 on 12/31/18. At the same time, the MMD Taxable 30 Year AAA yield began the year at a 3.48 on 1/2/18 and ended the year at a 3.96 on 12/31/18.

Fund Summary

The Spirit of America Income and Opportunity Fund’s (the “Fund”) objective is to provide shareholders with current income and the potential for capital appreciation. The emphasis of the Fund is focused on investing in a diversified portfolio of equity securities, fixed income securities, and MLPs.

At the end of 2018, the Fund had more than 60% of its assets invested in taxable municipal bonds, over 16% in preferred stock, over 8% in master limited partnerships (MLPs), over 3% in corporate bonds, and over 9% in non-MLP common stock positions.

22	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on years of experience being involved with the markets.

Return Summary

The Fund had a total one year return of (2.49)% (no load, gross of fees) as of December 31, 2018. This compares to the 0.01% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account.

As we mentioned earlier, yields rose on both the long US Treasury Bond and the taxable municipal market over the year. Moreover, both MLPs and the overall the stock market showed were down for the year. The downward trajectory of the stock market in addition to the bond market contributed to the Fund’s underperformance of the benchmark which is solely a measure of the bond market.

The material factors that affected the Fund were market direction and security selection. The holdings of the Fund were chosen based on consideration of several factors including credit ratings, market capitalization, and securities that provide income. The Fund did not rely on derivatives or leverage strategies.

Including the sales charge and expenses, as of December 31, 2018, the Fund’s Class A Shares one year return was (8.25)%. The annualized five year return was 2.47% and the annualized return since inception was 1.95% as December 31, 2018.

Summary of Portfolio Holdings (Unaudited) As of December 31, 2018
Municipal Bonds	60.72%	$15,476,382
Common Stocks	18.20%	4,638,306
Preferred Stocks	16.63%	4,239,702
Corporate Bonds	3.63%	924,213
Money Market Funds	0.82%	209,291
Total Investments	100.00%	$25,487,894

23

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Total Returns (Unaudited) For the periods ended December 31, 2018
	1 Year	5 Year	Since Inception (July 8, 2013)	Expense Ratios[3]
Class A Shares - with load	(8.25)%	2.47%	1.95%	1.25%
Class A Shares - no load	(3.70)%	3.48%	2.86%	1.25%
Class C Shares - with load[1]	(5.35)%	2.60%	2.00%	2.00%
Class C Shares - no load[1]	(4.43)%	2.60%	2.00%	2.00%
Bloomberg Barclays U.S. Aggregate Bond Index[2]	0.01%	2.52%	2.49%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

[1]

Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares' 12b-1 fees and contingent deferred sales charge.

[2]

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

[3]

Reflects the expense ratio as disclosed in the Fund’s prospectus dated May 1, 2018. Spirit of America Management Corp. (the “Adviser”), the Fund’s adviser, has contractually agreed to waive advisory fees and/or reimburse expenses of the Opportunity Fund under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.25% and 2.00% of the Class A and Class C average daily net assets of the Fund, respectively, through April 30, 2019. Additional information pertaining to the Fund’s expense ratios as of December 31, 2018, can be found in the financial highlights.

Fixed Distribution Policy (Unaudited)

The Board of Directors of the Fund has set a fixed distribution policy whereby the Fund will declare semi-annual distributions comprised of income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amount of $0.60 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented in the table above as well as in the Financial Highlights tables.

24	SPIRIT OF AMERICA

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

See accompanying notes which are an integral part of these financial statements.

25

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

SCHEDULE OF INVESTMENTS | December 31, 2018

	Shares	Market Value
Common Stocks 96.35%

Diversified REITs 2.99%
American Assets Trust, Inc.	10,400	$417,768
Liberty Property Trust	8,600	360,168
STORE Capital Corporation	3,780	107,012
WP Carey, Inc.	23,500	1,535,490
		2,420,438
Energy 4.03%
Cheniere Energy Partners LP	7,100	256,310
Enterprise Products Partners LP	48,677	1,196,967
Exxon Mobil Corporation	750	51,143
Kinder Morgan, Inc.	3,500	53,830
Magellan Midstream Partners LP	8,200	467,892
Marathon Petroleum Corporation	3,009	177,561
MPLX LP	12,886	390,446
Parsley Energy, Inc., Class A(a)	500	7,990
Phillips 66	1,750	150,763
Valero Energy Corporation	2,100	157,437
Western Gas Partners LP	8,180	345,441
		3,255,780
Health Care REITs 3.82%
Global Medical REIT, Inc.	15,000	133,350
HCP, Inc.	14,018	391,523
Healthcare Trust of America, Inc., Class A	5,000	126,550
Senior Housing Properties Trust	2,900	33,988
Ventas, Inc.	12,650	741,163
Welltower, Inc.	23,900	1,658,899
		3,085,473
Hotel & Resort REITs 8.75%
Apple Hospitality REIT, Inc.	76,710	1,093,885
Ashford Hospitality Trust, Inc.	69,950	279,800
Braemar Hotels & Resorts, Inc.	23,400	208,962
DiamondRock Hospitality Company	205,147	1,862,735
Hersha Hospitality Trust	45,500	798,070
Pebblebrook Hotel Trust	50,031	1,416,378
RLJ Lodging Trust	68,634	1,125,597
Sotherly Hotels, Inc.	52,000	291,720
		7,077,147
Industrial REITs 9.07%
Prologis, Inc.(b)	99,738	5,856,615
STAG Industrial, Inc.	23,000	572,240
Terreno Realty Corporation	25,875	910,024
		7,338,879
Mortgage REITs 2.50%
Blackstone Mortgage Trust, Inc.	28,200	898,452
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	19,267	367,036
Starwood Property Trust, Inc.	38,550	759,821
		2,025,309

See accompanying notes which are an integral part of these financial statements.

26	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Shares	Market Value
Office REITs 9.75%
Alexandria Real Estate Equities, Inc.	5,300	$610,772
Boston Properties, Inc.(b)	13,850	1,558,818
City Office REIT, Inc.	117,258	1,201,895
Hudson Pacific Properties, Inc.	50,100	1,455,906
JBG SMITH Properties	5,000	174,050
Kilroy Realty Corporation	18,515	1,164,223
SL Green Realty Corporation	14,500	1,146,660
Vornado Realty Trust	9,250	573,777
		7,886,101
Real Estate Operating Companies 0.19%
Brookfield Property Partners, L.P.	9,551	153,962

Residential REITs 24.05%
American Campus Communities, Inc.	3,650	151,074
Apartment Investment & Management Company, Class A	43,280	1,899,126
AvalonBay Communities, Inc.	13,640	2,374,042
Camden Property Trust	16,150	1,422,007
Equity LifeStyle Properties, Inc.	22,600	2,195,138
Equity Residential	34,815	2,298,138
Essex Property Trust, Inc.	9,836	2,411,886
Mid-America Apartment Communities, Inc.	16,922	1,619,435
Sun Communities, Inc.	26,100	2,654,631
UDR, Inc.	61,306	2,428,944
		19,454,421
Retail REITs 8.04%
Brixmor Property Group, Inc.	8,475	124,498
Federal Realty Investment Trust	15,975	1,885,689
Kimco Realty Corporation	42,319	619,973
Realty Income Corporation	9,880	622,835
Regency Centers Corporation	18,600	1,091,448
Simon Property Group, Inc.	12,300	2,066,277
Spirit MTA REIT(a)	1,140	8,128
Spirit Realty Capital, Inc.	2,280	80,370
		6,499,218
Specialized REITs 23.16%
American Tower Corporation	3,400	537,846
CoreSite Realty Corporation	39,750	3,467,393
Crown Castle International Corporation	3,650	396,500
CubeSmart	18,000	516,420
CyrusOne, Inc.	39,450	2,086,116
Digital Realty Trust, Inc.	49,131	5,234,908
Equinix, Inc.	4,875	1,718,730
Extra Space Storage, Inc.	13,395	1,211,980
Gaming and Leisure Properties, Inc.	1,000	32,310
Life Storage, Inc.	13,850	1,287,911
QTS Realty Trust, Inc., Class A	60,550	2,243,377
		18,733,491
Total Common Stocks
(Cost $58,836,258)		77,930,219

See accompanying notes which are an integral part of these financial statements.

27

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Shares	Market Value
Preferred Stocks 3.35%

Financial Exchanges & Data 0.15%
Arch Capital Group Ltd., Series E, 5.25%	2,000	$39,740
Arch Capital Group Ltd., Series F, 5.45%	2,000	40,660
Carlyle Group LP (The), Series A, 5.88%	2,000	40,740
		121,140
Hotel & Resort REITs 0.70%
Ashford Hospitality Trust, Inc., Series F, 7.38%	6,000	111,420
Hersha Hospitality Trust, Series D, 6.50%	5,000	101,000
Hersha Hospitality Trust, Series E, 6.50%	5,000	103,800
Pebblebrook Hotel Trust, Series F, 6.30%	2,500	58,925
Sotherly Hotels, Inc., Series B, 8.00%	6,000	148,560
Sotherly Hotels, Inc., Series C, 7.88%	2,000	44,000
		567,705
Office REITs 0.06%
Vornado Realty Trust, Series M, 5.25%	2,500	51,375

Residential REITs 0.13%
American Homes 4 Rent, Series G, 5.88%	2,000	41,020
Bluerock Residential Growth REIT, Inc., Series A, 7.13%	3,000	61,485
		102,505
Retail REITs 1.31%
Federal Realty Investment Trust, Series C, 5.00%	6,500	135,525
Monmouth Real Estate Investment Corporation, Series C, 6.13%	4,000	90,960
National Retail Properties, Inc., Series E, 5.70%	26,364	606,372
National Retail Properties, Inc., Series F, 5.20%	11,000	229,900
		1,062,757
Specialized REITs 0.94%
Digital Realty Trust, Inc., Series H, 7.38%	6,000	151,260
Digital Realty Trust, Inc., Series I, 6.35%	11,018	280,628
Digital Realty Trust, Inc., Series J, 5.25%	4,000	83,800
Public Storage, Series Z, 6.00%	6,000	150,300
QTS Realty Trust, Inc., 7.13%	4,000	$92,000
		757,988
Water Utilities 0.06%
Entergy Louisiana LLC, 4.88%	2,000	46,120
Total Preferred Stocks
(Cost $3,004,944)		2,709,590

See accompanying notes which are an integral part of these financial statements.

28	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

SCHEDULE OF WRITTEN OPTIONS | December 31, 2018

	Principal Amount	Market Value
Municipal Bonds 0.23%
Franklin County Convention Facilities Authority, Revenue Bonds, 6.54%, 12/1/2036	$140,000	$181,594
Total Municipal Bonds
(Cost $164,755)		181,594

Total Investments — 99.93%
(Cost $62,005,957)		80,821,403
Other Assets in Excess of Liabilities — 0.07%		57,660
NET ASSETS — 100.00%		$80,879,063

(a)	Non-income producing security.
(b)	All or a portion of the security is held as collateral for written call options.

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

SCHEDULE OF WRITTEN OPTIONS | December 31, 2018

	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Written Call Options — (0.00)%
Boston Properties, Inc. (a)	(10)	$(112,550)	$135.00	January 2019		$(300)
Prologis, Inc. (a)	(20)	(117,440)	70.00	February 2019	(300)
Total Written Call Options — (0.00)%
(Premiums Received $2,719)						$(600)

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

29

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS | December 31, 2018

	Shares	Market Value
Common Stocks 97.68%

Communication Services 5.05%
AT&T, Inc.	24,350	$694,949
CBS Corporation, Class B	7,600	332,272
Comcast Corporation, Class A	30,000	1,021,500
Verizon Communications, Inc.	18,140	1,019,831
Walt Disney Company (The)	13,000	1,425,450
		4,494,002
Consumer Discretionary 6.52%
D.R. Horton, Inc.	7,800	270,348
Home Depot, Inc. (The)	14,450	2,482,799
Lennar Corporation, Class A	5,000	195,750
McDonald’s Corporation	7,930	1,408,130
MGM Resorts International	7,100	172,246
Ross Stores, Inc.	6,000	499,200
Royal Caribbean Cruises Ltd.	1,600	156,464
Target Corporation	5,000	330,450
TJX Companies, Inc. (The)	6,400	286,336
		5,801,723
Consumer Staples 5.37%
Altria Group, Inc.	13,350	659,356
Coca-Cola Company (The)	14,600	691,310
Colgate-Palmolive Company	2,500	148,800
Conagra Brands, Inc.	7,100	151,656
Constellation Brands, Inc., Class A	150	24,123
Costco Wholesale Corporation	2,701	550,221
Kraft Heinz Company (The)	2,999	129,077
Lamb Weston Holdings, Inc.	4,800	353,088
PepsiCo, Inc.	2,650	292,772
Philip Morris International, Inc.	7,350	490,686
Procter & Gamble Company (The)	4,700	432,024
Walmart, Inc.	9,234	860,147
		4,783,260
Energy 4.62%
Chevron Corporation	8,260	898,605
ConocoPhillips	8,550	533,093
Devon Energy Corporation	3,000	67,620
EOG Resources, Inc.	8,700	758,727
Exxon Mobil Corporation(b)	10,500	715,995
Kinder Morgan, Inc.	1,000	15,380
Marathon Petroleum Corporation	3,416	201,578
Valero Energy Corporation	12,350	925,880
		4,116,878
Financials 13.65%
American Express Company	10,000	953,200
Bank of America Corporation	46,300	1,140,832
BankUnited, Inc.	15,350	459,579
Blackstone Group, LP (The)	16,700	497,827
Carlyle Group LP (The)	20,950	329,963
Citigroup, Inc.	14,550	757,473
CME Group, Inc.	5,100	959,412
Fifth Third Bancorp	15,400	362,362

See accompanying notes which are an integral part of these financial statements.

30	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Shares	Market Value
Financials (cont.)
Goldman Sachs Group, Inc. (The)	4,215	$704,116
Hartford Financial Services Group, Inc. (The)	15,000	666,750
Huntington Bancshares, Inc.	34,750	414,220
JPMorgan Chase & Company	16,442	1,605,068
KeyCorp	34,575	511,018
Lazard Ltd., Class A	11,875	438,306
M&T Bank Corporation	2,200	314,886
Prudential Financial, Inc.	4,500	366,975
SVB Financial Group(a)	5,003	950,170
Travelers Companies, Inc. (The)	1,400	167,650
U.S. Bancorp	12,000	548,400
		12,148,207
Health Care 13.88%
AbbVie, Inc.	5,300	488,607
Allergan plc	3,300	441,078
Amgen, Inc.	3,250	632,678
Bristol-Myers Squibb Company	14,000	727,720
Centene Corporation(a)	3,800	438,140
CVS Health Corporation	2,961	194,005
Edwards LifeSciences Corporation(a)	1,000	153,170
Gilead Sciences, Inc.	5,300	331,515
Humana, Inc.	3,000	859,440
Johnson & Johnson	11,110	1,433,745
McKesson Corporation	2,850	314,839
Medtronic plc	7,469	679,380
Merck & Company, Inc.	13,100	1,000,971
Pfizer, Inc.	16,900	737,685
Quest Diagnostics, Inc.	4,500	374,715
Thermo Fisher Scientific, Inc.	2,700	604,233
UnitedHealth Group, Inc.	9,550	2,379,096
Vertex Pharmaceuticals, Inc.(a)	3,400	563,414
		12,354,431
Industrials 11.50%
3M Company	5,650	1,076,551
American Airlines Group, Inc.	1,000	32,110
Boeing Company (The)	5,955	1,920,488
Caterpillar, Inc.	9,700	1,232,579
CSX Corporation	22,525	1,399,478
Deere & Company	6,350	947,230
FedEx Corporation	6,785	1,094,624
Honeywell International, Inc.	4,750	627,570
Johnson Controls International plc	8,253	244,701
Masco Corporation	11,500	336,260
United Technologies Corporation	3,500	372,680
Waste Connections, Inc.	12,825	952,256
		10,236,527

See accompanying notes which are an integral part of these financial statements.

31

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Shares	Market Value
Information Technology 29.34%
Accenture plc, Class A	6,950	$980,019
Adobe, Inc.(a)	4,150	938,896
Apple, Inc.(b)	21,700	3,422,958
Applied Materials, Inc.	20,800	680,992
Box, Inc., Class A(a)	7,200	121,536
Cisco Systems, Inc.	39,150	1,696,370
Cognizant Technology Solutions Corporation, Class A	10,100	641,148
Corning, Inc.	20,100	607,221
Dell Technologies, Inc.(a)	3,624	177,107
DXC Technology Company	3,528	187,584
Fiserv, Inc.(a)	1,000	73,490
Hewlett Packard Enterprise Company	14,300	188,903
HP, Inc.	27,400	560,604
Intel Corporation	11,400	535,002
International Business Machines Corporation	3,208	364,653
Mastercard, Inc., Class A	7,500	1,414,875
Microchip Technology, Inc.	2,050	147,436
Microsoft Corporation	35,959	3,652,356
NetApp, Inc.	5,600	334,152
NVIDIA Corporation	6,798	907,533
Oracle Corporation	32,075	1,448,186
Paychex, Inc.	8,850	576,577
Perspecta, Inc.	764	13,156
QUALCOMM, Inc.	7,200	409,752
Symantec Corporation	26,200	495,049
Texas Instruments, Inc.	16,025	1,514,363
Visa, Inc., Class A	18,500	2,440,890
Workday, Inc., Class A(a)	9,925	1,584,824
		26,115,632
Materials 1.91%
AdvanSix, Inc.(a)	4,448	108,264
CF Industries Holdings, Inc.	8,700	378,537
DowDuPont, Inc.	22,752	1,216,777
		1,703,578
Real Estate Investment Trusts (REITs) 3.76%
Alexandria Real Estate Equities, Inc.	1,650	190,146
American Tower Corporation	1,550	245,195
Apple Hospitality REIT, Inc.	8,050	114,793
Crown Castle International Corporation	3,250	353,048
CyrusOne, Inc.	7,700	407,176
DiamondRock Hospitality Company	7,500	68,100
Digital Realty Trust, Inc.	2,200	234,410
Equinix, Inc.	950	334,932
Pebblebrook Hotel Trust	2,000	56,620
Prologis, Inc.	6,200	364,064
QTS Realty Trust, Inc., Class A	7,450	276,022
Realty Income Corporation	1,500	94,560
Simon Property Group, Inc.	250	41,997
Sun Communities, Inc.	3,900	396,669
Terreno Realty Corporation	2,000	70,340
Welltower, Inc.	1,500	104,115
		3,352,187

See accompanying notes which are an integral part of these financial statements.

32	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Shares	Market Value
Utilities 2.08%
AES Corporation	8,000	$115,680
American Electric Power Company, Inc.	1,750	130,795
Edison International	1,100	62,447
NextEra Energy, Inc.	5,600	973,392
WEC Energy Group, Inc.	8,200	567,932
		1,850,246
Total Common Stocks
(Cost $57,570,587)		86,956,671

Preferred Stocks 2.75%

Energy 0.28%
Callon Petroleum Company, Series A, 10.00%	5,000	250,000

Financials 1.70%
AGNC Investment Corporation, Series B, 7.75%	6,000	152,160
American Financial Group, Inc., 6.00%	5,300	129,532
AmTrust Financial Services, Inc., 7.50%	2,500	49,575
Ares Management Corporation, Series A, 7.00%	2,500	65,050
Bank Of America Corporation, Series EE, 6.00%	2,500	62,625
Bank of America Corporation, Series GG, 6.00%	4,000	100,400
Bank of America Corporation, Series HH, 5.875%	2,000	49,540
Bank Of America Corporation, Series W, 6.63%	2,000	50,880
Capital One Financial Corporation, Series D, 6.70%	2,000	50,700
Carlyle Group LP (The), Series A, 5.88%	3,000	61,110
Charles Schwab Corporation (the), Series C, 6.00%	2,000	50,780
Citigroup, Inc., Series L, 6.88%	3,000	76,260
Hancock Holding Company, 5.95%	2,500	60,725
Hercules Capital, Inc., 6.25%	646	16,409
JPMorgan Chase & Company, Series T, 6.70%	2,000	50,820
KKR & Company LP, Series B, 6.50%	2,000	51,880
Ladenburg Thalmann Financial Services, Inc., Series A, 8.00%	7,000	165,760
Prospect Capital Corporation, 6.25%	4,000	97,840
Prudential Financial, Inc., 5.63%	2,000	47,280
Torchmark Corporation, 6.13%	5,000	125,600
		1,514,926
Information Technology 0.12%
eBay, Inc., 6.00%	4,000	101,920

Real Estate Investment Trusts 0.37%
Annaly Capital Management, Inc., Series F, 6.95%	2,000	49,520
Digital Realty Trust, Inc., Series H, 7.38%	5,000	126,050
Digital Realty Trust, Inc., Series I, 6.35%	2,500	63,675
QTS Realty Trust, Inc., 7.13%	4,000	92,000
		331,245

See accompanying notes which are an integral part of these financial statements.

33

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Shares	Market Value
Telecommunication Services 0.28%
Qwest Corporation, 7.00%	2,500	$51,725
Telephone & Data Systems, Inc., 7.00%	4,000	93,160
United States Cellular Corporation, 7.25%	2,000	47,100
United States Cellular Corporation, 7.25%	2,500	59,100
		251,085
Total Preferred Stocks
(Cost $2,487,728)		2,449,176

Total Investments — 100.43%
(Cost $60,058,315)		89,405,847
Liabilities in Excess of Other Assets — (0.43)%		(384,227)
NET ASSETS — 100.00%		$89,021,620

(a)	Non-income producing security.
(b)	All or a portion of the security is held as collateral for written call options.

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF WRITTEN OPTIONS | December 31, 2018

	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Written Call Options — (0.00)%
Apple, Inc. (a)	(10)	$(157,740)	$195.00	January 2019	$(30)
Exxon Mobil Corporation (a)	(20)	(136,640)	82.50	January 2019	(20)
Total Written Call Options — (0.00)%
(Premiums Received $1,549)					$(50)

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

34	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS | December 31, 2018

	Principal Amount	Market Value
Municipal Bonds 101.30%

Alabama 0.14%
Cullman County Health Care Authority, Refunding Revenue Bonds, (OID), Callable 2/1/2019 @ 100, 6.75%, 2/1/2029	$100,000	$100,376

Alaska 0.91%
Alaska Housing Finance Corporation, State Single-Family Housing, Revenue Bonds, (OID), Callable 6/1/2021 @ 100, 4.25%, 12/1/2040	85,000	86,302
Alaska Housing Finance Corporation, State Single-Family Housing, Revenue Bonds, (OID), Callable 6/1/2021 @ 100, 4.13%, 12/1/2037	85,000	86,413
Northern Tobacco Securitization Corporation, Refunding Revenue Bonds, (OID), 5.00%, 6/1/2032	500,000	490,880
		663,595
Arizona 1.09%
Arizona Health Facilities Authority, Refunding Revenue Bonds, (OID), Callable 7/1/2019 @ 100, 5.00%, 7/1/2028	100,000	101,260
City of Phoenix, AZ, General Obligation Unlimited, Callable 7/1/2026 @ 100, 5.00%, 7/1/2027	500,000	594,340
State of Arizona Lottery Revenue, Public Improvements Revenue Bonds, (AGM), Callable 1/1/2020 @ 100, 5.00%, 7/1/2028	100,000	103,150
		798,750
California 4.03%
California Educational Facilities Authority, Revenue Bonds, Callable 10/1/2021 @ 100, 6.13%, 10/1/2030	130,000	145,618
California State Public Works Board, Revenue Bonds, Callable 11/1/2026 @ 100, 5.00%, 11/1/2029	600,000	708,360
City of Los Angeles, CA Wastewater System Revenue, Refunding Revenue Bonds, (OID), Callable 6/1/2022 @ 100, 3.38%, 6/1/2029	100,000	102,876
County of San Bernardino, CA, Refunding Bonds, Certificate of Participation, Callable 8/1/2019 @ 100, 5.50%, 8/1/2022	250,000	255,303
County of San Bernardino, CA, Refunding Bonds, Certificate of Participation, (OID), Callable 8/1/2019 @ 100, 5.25%, 8/1/2026	50,000	50,966
Los Angeles Community College District, General Obligation Unlimited, Callable 8/1/2026 @ 100, 4.00%, 8/1/2038	500,000	521,920
Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds, Callable 5/15/2026 @ 100, 4.00%, 5/15/2037	145,000	151,007
State of California, General Obligation Unlimited, 6.00%, 4/1/2038	65,000	65,629
State of California, General Obligation Unlimited, Callable 8/1/2025 @ 100, 5.00%, 8/1/2029	250,000	289,825
State of California, General Obligation Unlimited, 6.00%, 4/1/2038	35,000	35,390
State of California, General Obligation Unlimited, Callable 9/1/2026 @ 100, 4.00%, 9/1/2036	175,000	184,562
State of California, Port, Airport & Marina Improvements, General Obligation Unlimited, (OID), Callable 11/1/2020 @ 100, 5.25%, 11/1/2030	250,000	264,180
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited (OID), Callable 8/1/2019 @ 100, 5.00%, 8/1/2020	20,000	20,383
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, (OID), Callable 8/1/2019 @ 100, 5.25%, 8/1/2028	140,000	142,705
		2,938,724
Colorado 0.14%
Colorado Health Facilities Authority, Refunding Revenue Bonds, Callable 1/1/2020 @ 100, 5.25%, 1/1/2030	100,000	103,134

See accompanying notes which are an integral part of these financial statements.

35

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Connecticut 12.85%
City of New Haven, CT, General Obligation Unlimited, Callable 8/15/2026 @ 100, 5.00%, 8/15/2036	$230,000	$255,482
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, Callable 11/15/2025 @ 100, 3.25%, 11/15/2036	250,000	239,172
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, (GO OF AUTH), Callable 5/15/2021 @ 100, 4.63%, 11/15/2041	215,000	220,145
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Callable 5/15/2022 @ 100, 3.05%, 5/15/2031	210,000	205,535
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Callable 5/15/2021 @ 100, 3.25%, 11/15/2027	150,000	151,395
Connecticut Housing Finance Authority, Refunding Revenue Bonds, (GO OF AUTH), Callable 5/15/2020 @ 100, 4.88%, 11/15/2046	100,000	102,138
Connecticut Housing Finance Authority, Refunding Revenue Bonds, (GO OF AUTH), Callable 5/15/2021 @ 100, 3.35%, 5/15/2028	250,000	252,150
Connecticut Housing Finance Authority, Refunding Revenue Bonds, (OID), Callable 11/15/2021 @ 100, 3.30%, 11/15/2037	250,000	239,125
Connecticut Housing Finance Authority, Revenue Bonds, Callable 5/15/2027 @ 100, 3.40%, 11/15/2037	25,000	24,252
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Callable 5/15/2021 @ 100, 3.50%, 5/15/2031	250,000	251,065
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Callable 5/15/2021 @ 100, 3.88%, 11/15/2038	165,000	165,465
Connecticut State Health & Educational Facility Authority, Healthcare, Hospital, & Nursing Home Improvements, Refunding Revenue Bonds, Callable 7/1/2021 @ 100, 5.00%, 7/1/2032	440,000	464,798
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Callable 7/1/2022 @ 100, 4.50%, 7/1/2038	500,000	512,670
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Callable 7/1/2022 @ 100, 5.00%, 7/1/2042	500,000	529,870
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, (OID), Callable 7/1/2022 @ 100, 4.25%, 7/1/2031	500,000	519,240
Connecticut State Health & Educational Facility Authority, Private Primary Schools, Revenue Bonds, Callable 7/1/2022 @ 100, 4.00%, 7/1/2033	100,000	101,994
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Callable 7/1/2026 @ 100, 5.00%, 7/1/2034	250,000	280,483
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Callable 7/1/2024 @ 100, 5.00%, 7/1/2034	100,000	108,793
Connecticut State Health & Educational Facility Authority, Revenue Bonds, (AGM) OID), Callable 7/1/2021 @ 100, 4.00%, 7/1/2037	250,000	253,200
Connecticut State Health & Educational Facility Authority, University & College Improvements, Revenue Bonds, Callable 7/1/2020 @ 100, 5.00%, 7/1/2028	100,000	103,690
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Callable 11/1/2020 @ 100, 5.00%, 11/1/2022	100,000	104,986
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Callable 10/1/2023 @ 100, 5.00%, 10/1/2030	250,000	272,755
State of Connecticut Special Tax Revenue, Public Improvements, Revenue Bonds, Callable 1/1/2023 @ 100, 5.00%, 1/1/2028	445,000	483,159
State of Connecticut, General Obligation Unlimited, 5.00%, 11/1/2020	100,000	105,263
State of Connecticut, General Obligation Unlimited, Callable 4/15/2022 @ 100, 5.00%, 6/15/2024	250,000	279,493
State of Connecticut, General Obligation Unlimited, Callable 3/15/2026 @ 100, 4.00%, 3/15/2036	500,000	506,225
State of Connecticut, General Obligation Unlimited, Callable 3/15/2026 @ 100, 5.00%, 3/15/2031	500,000	549,680

See accompanying notes which are an integral part of these financial statements.

36	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Connecticut (cont.)
State of Connecticut, General Obligation Unlimited, Callable 11/15/2025 @ 100, 5.00%, 11/15/2026	$250,000	$279,168
State of Connecticut, General Obligation Unlimited, Callable 4/15/2027 @ 100, 5.00%, 4/15/2032	500,000	553,500
State of Connecticut, General Obligation Unlimited, Callable 6/15/2025 @ 100, 5.00%, 6/15/2028	250,000	275,115
State of Connecticut, Public Improvements, General Obligation Unlimited, Callable 4/15/2022 @ 100, 4.00%, 4/15/2032	250,000	255,080
State of Connecticut, Public Improvements, General Obligation Unlimited, (OID), Callable 3/1/2024 @ 100, 4.00%, 3/1/2033	400,000	410,304
University of Connecticut, University & College Improvements, Revenue Bonds, Callable 2/15/2024 @ 100, 5.00%, 2/15/2034	250,000	271,075
University of Connecticut, University & College Improvements, Revenue Bonds, (GO OF UNIVERSITY), Callable 2/15/2020 @ 100, 5.00%, 2/15/2028	50,000	51,450
		9,377,915
District of Columbia 1.48%
District of Columbia Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, (Fannie Mae), 4.45%, 6/15/2031	320,000	334,704
District of Columbia Housing Finance Agency, State Single-Family Housing, Revenue Bonds, (Fannie Mae), Callable 12/1/2021 @ 100, 4.90%, 6/1/2040	280,000	296,162
District of Columbia Water & Sewer Authority, Revenue Bonds, Callable 4/1/2026 @ 100, 5.00%, 10/1/2034	150,000	170,652
District of Columbia Water & Sewer Authority, Revenue Bonds, Callable 4/1/2026 @ 100, 5.00%, 10/1/2036	250,000	282,502
		1,084,020
Florida 8.51%
Central Florida Expressway Authority, Revenue Bonds, Callable 7/1/2026 @ 100, 4.00%, 7/1/2035	150,000	156,111
Citizens Property Insurance Corporation, Miscellaneous Purposes, Revenue Bonds, 4.75%, 6/1/2020	150,000	155,794
City of Miami, FL, Parking Facility Improvements, Revenue Bonds, (AGM) (OID), Callable 7/1/2020 @ 100, 5.25%, 7/1/2039	125,000	130,575
City of Miami, FL, Parking Facility Improvements, Revenue Bonds, (AGM) (OID), Callable 7/1/2020 @ 100, 5.25%, 7/1/2035	105,000	109,730
City of Orlando, FL, Public Improvements, Revenue Bonds, Callable 10/1/2024 @ 100, 5.00%, 10/1/2046	1,000,000	1,127,830
County of Miami-Dade, FL, Hospital Improvements, Revenue Bonds, (OID), 5.75%, 6/1/2039	110,000	111,811
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds (OID), Callable 8/15/2020 @ 100, 5.75%, 8/15/2029	160,000	168,470
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds, (OID), Callable 8/15/2020 @ 100, 5.50%, 8/15/2024	250,000	263,190
Florida Gulf Coast University Financing Corporation, University & College Improvements, Revenue Bonds, Callable 2/1/2021 @ 100, 5.00%, 2/1/2028	100,000	105,446
Florida Higher Educational Facilities Financial Authority, University & College Improvements, Refunding Revenue Bonds, (OID), Callable 4/1/2021 @ 100, 6.00%, 4/1/2026	130,000	139,511
Florida Housing Finance Corporation, State Single-Family Housing, Revenue Bonds, (Freddie Mac) (Fannie Mae) (Ginnie Mae), Callable 7/1/2019 @ 100, 5.00%, 7/1/2039	55,000	55,554
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, (AGM) (OID), Callable 10/1/2021 @ 100, 5.25%, 10/1/2033	100,000	107,660
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, (AGM) (OID), Callable 10/1/2021 @ 100, 5.50%, 10/1/2041	100,000	108,488

See accompanying notes which are an integral part of these financial statements.

37

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Florida (cont.)
FSU Financial Assistance, Inc., State Single-Family Housing, Refunding Revenue Bonds, Callable 10/1/2022 @ 100, 5.00%, 10/1/2030	$500,000	$544,025
Greater Orlando Aviation Authority, Port, Airport & Marina Improvements, Revenue Bonds, Callable 10/1/2020 @ 100, 5.00%, 10/1/2025	200,000	210,512
Hillsborough County Industrial Development Authority, School Improvements, Revenue Bonds, 5.13%, 5/15/2037	210,000	205,792
JEA Water & Sewer System Revenue, Revenue Bonds, (OID), 3.88%, 10/1/2037	250,000	250,063
Miami-Dade County Aviation Revenue, Revenue Bonds, (OID), Callable 10/1/2020 @ 100, 5.25%, 10/1/2030	115,000	120,563
Miami-Dade County Aviation Revenue, Revenue Bonds, (OID), 5.25%, 10/1/2030	35,000	37,076
Miami-Dade County Educational Facilities Authority, University & College Improvements, Revenue Bonds, (AMBAC), 5.25%, 4/1/2031	260,000	312,754
North Sumter County Utility Dependent District, Water & Utility Improvements, Revenue Bonds, (AGM) (OID), Callable 10/1/2020 @ 100, 5.38%, 10/1/2040	400,000	421,040
Orange County Health Facilities Authority, Hospital Improvements, Revenue Bonds, 5.25%, 10/1/2019	160,000	163,891
Palm Beach County School District, Refunding Bonds, Certificate of Participation, 5.00%, 8/1/2024	45,000	48,587
School Board of Miami-Dade County/The, Certificate of Participation, Callable 2/1/2026 @ 100, 4.00%, 2/1/2033	1,000,000	1,048,350
Tampa-Hillsborough County Expressway Authority, Refunding Revenue Bonds, Callable 7/1/2022 @ 100, 5.00%, 7/1/2037	100,000	108,072
		6,210,895
Georgia 1.98%
Albany-Dougherty Inner City Authority, University & College Improvements, Revenue Bonds, Callable 7/1/2020 @ 100, 5.00%, 7/1/2035	250,000	259,225
Albany-Dougherty Payroll Development Authority, University & College Improvements, Revenue Bonds, (AGM) (OID), Callable 6/15/2020 @ 100, 5.50%, 6/15/2036	325,000	339,973
City of Atlanta, GA Water and Wastewater Revenue, Revenue Bonds, (AGM) (OID), Callable 11/1/2019 @ 100, 5.38%, 11/1/2039	85,000	87,291
City of Atlanta, GA Water and Wastewater Revenue, Revenue Bonds, (AGM) (OID), 5.38%, 11/1/2039	165,000	169,917
Fulton County Development Authority, Refunding Revenue Bonds, 5.00%, 10/1/2022	150,000	164,445
Fulton County Development Authority, Refunding Revenue Bonds, (OID), Callable 10/1/2022 @ 100, 4.25%, 10/1/2037	100,000	103,174
Fulton County Development Authority, University & College Improvements, Revenue Bonds, (OID), Callable 4/1/2021 @ 100, 5.75%, 10/1/2031	50,000	53,773
Fulton County Development Authority, University & College Improvements, Revenue Bonds, (OID), Callable 4/1/2021 @ 100, 5.75%, 10/1/2041	250,000	267,560
		1,445,358
Hawaii 0.06%
Hawai’i Pacific Health, Hospital Improvements, Revenue Bonds, (OID), 5.75%, 7/1/2040	40,000	42,301

Illinois 1.02%
Illinois Finance Authority, Hospital Improvements, Revenue Bonds, (OID), Callable 8/15/2021 @ 100, 5.88%, 8/15/2034	100,000	108,203
Railsplitter Tobacco Settlement Authority, Public Improvements, Revenue Bonds, (OID), 5.13%, 6/1/2019	250,000	253,030
Railsplitter Tobacco Settlement Authority, Public Improvements, Revenue Bonds, (OID), 6.00%, 6/1/2028	250,000	273,977
University of Illinois, University & College Improvements, Revenue Bonds, Callable 4/1/2021 @ 100, 5.50%, 4/1/2031	100,000	106,595
		741,805

See accompanying notes which are an integral part of these financial statements.

38	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Indiana 3.08%
Indiana Finance Authority, Hospital Revenue, Revenue Bonds, (OID), Callable 5/1/2019 @ 100, 5.75%, 5/1/2031	$20,000	$20,253
Indiana Finance Authority, Hospital Revenue, Revenue Bonds, (OID), 5.75%, 5/1/2031	95,000	96,205
Town of Munster, IN, Public Improvements, Tax Allocation Bonds, (OID), Callable 7/15/2021 @ 100, 5.13%, 1/15/2031	2,000,000	2,133,160
		2,249,618
Iowa 0.40%
State of Iowa, Revenue Bonds, Callable 6/1/2026 @ 100, 5.00%, 6/1/2027	250,000	294,630

Kansas 0.05%
Kansas Development Finance Authority, Revenue Bonds, Callable 1/1/2020 @ 100, 5.00%, 1/1/2035	35,000	35,962

Kentucky 0.47%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Revenue Bonds, (AGM), Callable 9/1/2020 @ 100, 5.00%, 9/1/2023	325,000	340,191

Louisiana 1.19%
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Callable 2/1/2023 @ 100, 5.00%, 2/1/2035	100,000	109,105
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Callable 2/1/2023 @ 100, 4.00%, 2/1/2048	500,000	506,565
Louisiana Public Facilities Authority Refunding Revenue Bonds, (OID), Callable 7/1/2019 @ 100, 6.00%, 7/1/2029	250,000	254,933
		870,603
Maine 1.32%
Maine Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (OID), Callable 7/1/2022 @ 100, 3.63%, 7/1/2041	500,000	499,615
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/2022 @ 100, 3.60%, 11/15/2036	100,000	99,605
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/2024 @ 100, 3.75%, 11/15/2044	100,000	97,726
Maine (cont.)
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/2022 @ 100, 4.50%, 11/15/2037	105,000	107,920
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Callable 11/15/2022 @ 100, 3.45%, 11/15/2032	100,000	100,285
Maine Turnpike Authority, Refunding Revenue Bonds, Callable 11/15/2022 @ 100, 5.00%, 7/1/2026	50,000	57,840
		962,991
Maryland 0.56%
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, (OID), 4.63%, 5/15/2035	60,000	62,260
Montgomery County Housing Opportunities Commission, Revenue Bonds, (Freddie Mac) (Fannie Mae) (Ginnie Mae), Callable 1/1/2022 @ 100, 3.63%, 7/1/2033	345,000	346,508
		408,768
Massachusetts 3.21%
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, (OID), Callable 1/1/2020 @ 100, 5.20%, 1/1/2027	70,000	71,359
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, (OID), Callable 1/1/2020 @ 100, 5.25%, 1/1/2029	30,000	30,680

See accompanying notes which are an integral part of these financial statements.

39

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Massachusetts (cont.)
Massachusetts Health & Educational Facilities Authority, Healthcare, Hospital & Nursing Home Improvements, Refunding Revenue Bonds, (OID), Callable 7/1/2020 @ 100, 5.00%, 7/1/2030	$130,000	$135,244
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 6/1/2026 @ 100, 3.15%, 12/1/2026	120,000	123,197
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2026 @ 100, 3.75%, 12/1/2037	250,000	251,358
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2025 @ 100, 3.25%, 12/1/2036	575,000	546,394
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2026 @ 100, 3.25%, 12/1/2032	250,000	245,322
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2027 @ 100, 3.25%, 12/1/2032	200,000	196,258
Massachusetts Housing Finance Agency, Revenue Bonds, Callable 12/1/2026 @ 100, 3.55%, 12/1/2037	250,000	244,260
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 6/1/2019 @ 100, 5.13%, 12/1/2039	100,000	100,619
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 6/1/2019 @ 100, 4.85%, 12/1/2029	100,000	101,121
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, (FHA) (INS), Callable 6/1/2020 @ 100, 5.25%, 12/1/2035	175,000	182,224
Massachusetts School Building Authority, Revenue Bonds, Callable 8/15/2025 @ 100, 5.00%, 8/15/2026	100,000	117,353
		2,345,389
Michigan 4.09%
Michigan Public Educational Facilities Authority, School Improvements, Refunding Revenue Bonds, 6.00%, 12/1/2035	500,000	499,960
Michigan State Building Authority, Refunding Revenue Bonds, (OID), Callable 10/15/2021 @ 100, 5.38%, 10/15/2036	100,000	108,354
Michigan State Building Authority, Refunding Revenue Bonds, (OID), Callable 10/15/2021 @ 100, 5.20%, 10/15/2031	750,000	808,290
Michigan State Housing Development Authority, State Multi-Family Housing, Revenue Bonds, (GO OF AUTH), Callable 4/1/2022 @ 100, 4.50%, 10/1/2036	710,000	727,835
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes, Revenue Bonds, OID), 6.00%, 6/1/2048	595,000	589,848
Michigan Tobacco Settlement Finance Authority, Refunding Revenue Bonds, Callable 6/1/2019 @ 100, 6.88%, 6/1/2042	250,000	250,485
		2,984,772
Mississippi 0.35%
Mississippi Hospital Equipment & Facilities Authority, Refunding Revenue Bonds, Callable 1/1/2020 @ 100, 5.25%, 1/1/2030	250,000	256,213

Missouri 1.30%
Hanley Road Corridor Transportation Development District, Refunding Revenue Bonds, (OID), Callable 10/1/2019 @ 100, 5.88%, 10/1/2036	275,000	279,966
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, (OID), Callable 11/15/2022 @ 100, 3.75%, 11/15/2039	100,000	100,318
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, (OID), Callable 11/15/2022 @ 100, 4.00%, 11/15/2045	500,000	504,935

See accompanying notes which are an integral part of these financial statements.

40	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Missouri (cont.)
Missouri Housing Development Commission, State Single-Family Housing Revenue Bonds, (Freddie Mac) (Fannie Mae) (Ginnie Mae), Callable 9/1/2019 @ 100, 4.70%, 3/1/2035	$65,000	$65,844
		951,063
Nebraska 0.37%
Nebraska Public Power District, Electric Lights & Power Improvements, Revenue Bonds, Callable 1/1/2022 @ 100, 5.00%, 1/1/2025	250,000	271,163

Nevada 1.08%
City of Reno, NV, Revenue Bonds, (AMBAC) (OID), Callable 6/1/2019 @ 100, 5.50%, 6/1/2028	5,000	5,012
Nevada Housing Division, State Single-Family Housing, Revenue Bonds, (Ginnie Mae), Callable 4/1/2020 @ 100, 4.40%, 4/1/2027	15,000	15,147
Nevada System of Higher Education, Certification of Participation, Callable 7/1/2026 @ 100, 4.00%, 7/1/2027	700,000	766,339
		786,498
New Hampshire 0.14%
New Hampshire Health and Education Facilities Authority Act, Refunding Revenue Bonds, (FHA), 6.25%, 4/1/2026	100,000	103,257

New Jersey 7.63%
Borough of Seaside Heights, NJ, General Obligation Unlimited, Callable 4/1/2025 @ 100, 4.00%, 4/1/2026	125,000	134,203
Essex County Improvement Authority, Public Improvements, Revenue Bonds, (AGM) (OID), Callable 11/1/2020 @ 100, 5.75%, 11/1/2030	250,000	265,480
Hudson County Improvement Authority, Refunding Revenue Bonds, (AGM), 5.40%, 10/1/2025	150,000	176,228
New Jersey Economic Development Authority, Refunding Revenue Bonds, (State Appropriation) (OID), Callable 3/1/2021 @ 100, 5.25%, 9/1/2026	420,000	440,605
New Jersey Economic Development Authority, Revenue Bonds, Callable 3/1/2022 @ 100, 5.00%, 3/1/2025	1,000,000	1,064,830
New Jersey Economic Development Authority, School Improvements, Refunding Revenue Bonds, Callable 3/1/2023 @ 100, 5.00%, 3/1/2031	300,000	316,557
New Jersey Economic Development Authority, School Improvements, Revenue Bonds, Callable 6/15/2020 @ 100, 5.00%, 12/15/2032	100,000	102,529
New Jersey Economic Development Authority, University & College Improvements, Revenue Bonds, Callable 6/15/2023 @ 100, 5.00%, 6/15/2030	250,000	277,500
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, (OID), 6.00%, 7/1/2037	200,000	220,142
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, (OID), Callable 7/1/2019 @ 100, 5.00%, 7/1/2027	15,000	15,041
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Callable 12/1/2020 @ 100, 5.00%, 12/1/2036	65,000	67,913
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Callable 12/1/2019 @ 100, 5.25%, 12/1/2028	125,000	128,155
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Callable 12/1/2019 @ 100, 5.25%, 12/1/2032	100,000	102,734
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Callable 11/1/2025 @ 100, 3.50%, 11/1/2036	500,000	491,505
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Callable 11/1/2025 @ 100, 3.90%, 11/1/2050	175,000	173,101
New Jersey Housing & Mortgage Finance Agency, State Single-Family Housing, Revenue Bonds, Callable 4/1/2019 @ 100, 5.00%, 10/1/2034	65,000	65,378
New Jersey Transportation Trust Fund Authority, Revenue Bonds, 5.00%, 6/15/2021	150,000	158,746

See accompanying notes which are an integral part of these financial statements.

41

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
New Jersey (cont.)
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, (State Appropriation), Callable 6/15/2021 @ 100, 5.00%, 6/15/2022	$150,000	$158,526
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, (State Appropriation) (OID), Callable 6/15/2021 @ 100, 5.25%, 6/15/2031	220,000	231,499
New Jersey Turnpike Authority, Highway Improvements, Revenue Bonds, 5.00%, 1/1/2031	200,000	221,224
State of New Jersey, Public Improvements, General Obligation Unlimited, Callable 6/1/2025 @ 100, 4.00%, 6/1/2034	250,000	255,097
Tenafly School District, Refunding Bonds, General Obligation Unlimited, (OID), Callable 7/15/2022 @ 100, 3.00%, 7/15/2029	250,000	249,998
Tenafly School District, Refunding Bonds, General Obligation Unlimited, (OID), Callable 7/15/2022 @ 100, 3.00%, 7/15/2030	250,000	249,033
		5,566,024
New Mexico 1.16%
New Mexico Hospital Equipment Loan Council, Hospital Improvements Revenue Bonds, (OID), Callable 8/1/2022 @ 100, 4.00%, 8/1/2042	500,000	506,980
New Mexico Mortgage Finance Authority, Revenue Bonds, (Freddie Mac) (Fannie Mae) (Ginnie Mae) (GTD) (INS), Callable 3/1/2022 @ 100, 3.25%, 9/1/2027	110,000	111,518
New Mexico Mortgage Finance Authority, Revenue Bonds, (Freddie Mac) (Fannie Mae) (Ginnie Mae) (GTD) (INS), Callable 3/1/2022 @ 100, 3.55%, 9/1/2032	155,000	155,594
Village of Los Ranchos de Albuquerque, NM, Refunding Revenue Bonds, OID), Callable 9/1/2020 @ 100, 4.50%, 9/1/2040	75,000	76,148
		850,240
New York 21.23%
Hudson Yards Infrastructure Corporation, Public Improvements, Revenue Bonds, Callable 2/15/2021 @ 100, 5.75%, 2/15/2047	95,000	101,853
Hudson Yards Infrastructure Corporation, Revenue Bonds, Callable 2/15/2021 @ 100, 5.25%, 2/15/2047	190,000	201,672
Hudson Yards Infrastructure Corporation, Revenue Bonds, 5.25%, 2/15/2047	10,000	10,726
Metropolitan Transportation Authority, Refunding Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2037	250,000	288,455
Metropolitan Transportation Authority, Refunding Revenue Bonds, 5.25%, 11/15/2028	50,000	57,876
Metropolitan Transportation Authority, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2035	250,000	290,993
Metropolitan Transportation Authority, Revenue Bonds, 5.00%, 11/15/2028	250,000	295,938
Metropolitan Transportation Authority, Revenue Bonds, (OID), 4.75%, 11/15/2036	110,000	116,552
Metropolitan Transportation Authority, Revenue Bonds, (OID), 4.75%, 11/15/2036	140,000	151,773
Metropolitan Transportation Authority, Transit Improvements, Refunding Revenue Bonds, 5.00%, 11/15/2028	250,000	294,783
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Callable 5/15/2023 @ 100, 5.00%, 11/15/2033	100,000	108,040
Monroe County Industrial Development Corporation, Hospital Improvements, Revenue Bonds, (INS), Callable 2/15/2021 @ 100, 5.75%, 8/15/2035	250,000	270,468
New York City Housing Development Corporation, Local Multi-Family Housing Revenue Bonds, Callable 11/1/2020 @ 100, 4.75%, 5/1/2041	250,000	257,985
New York City Housing Development Corporation, Local Multi-Family Housing Revenue Bonds, Callable 5/1/2019 @ 100, 4.85%, 5/1/2041	250,000	252,270
New York City Housing Development Corporation, Local Multi-Family Housing, Revenue Bonds, Callable 5/1/2020 @ 100, 4.85%, 11/1/2035	250,000	258,915
New York City Housing Development Corporation, Local Multi-Family Housing, Revenue Bonds, 5.00%, 5/1/2020	150,000	156,145
New York City Housing Development Corporation, Local Multi-Family Housing, Revenue Bonds, Callable 5/1/2019 @ 100, 4.75%, 11/1/2029	100,000	100,903

See accompanying notes which are an integral part of these financial statements.

42	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
New York (cont.)
New York City Housing Development Corporation, Local Multi-Family Housing, Revenue Bonds, Callable 11/1/2019 @ 100, 4.95%, 5/1/2047	$500,000	$511,995
New York City Housing Development Corporation, Local Multi-Family Housing, Revenue Bonds, Callable 3/16/2020 @ 100, 4.90%, 11/1/2040	250,000	254,370
New York City Housing Development Corporation, Local Multi-Family Housing, Revenue Bonds, Callable 5/1/2019 @ 100, 4.60%, 11/1/2029	100,000	100,545
New York City Housing Development Corporation, Refunding Revenue Bonds, Callable 5/1/2019 @ 100, 4.80%, 5/1/2036	250,000	251,408
New York City Housing Development Corporation, Revenue Bonds, Callable 11/1/2025 @ 100, 3.60%, 11/1/2031	250,000	254,082
New York City Housing Development Corporation, Revenue Bonds, Callable 2/1/2026 @ 100, 3.50%, 11/1/2032	150,000	150,840
New York City Housing Development Corporation, Revenue Bonds, Callable 5/1/2025 @ 100, 3.10%, 11/1/2032	250,000	243,392
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, (FGIC), 5.00%, 3/1/2031	145,000	146,056
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, (FGIC), 5.00%, 3/1/2046	1,500,000	1,508,205
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, (FGIC) (OID), 4.50%, 3/1/2039	100,000	100,081
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, (NATL-RE), 5.00%, 3/1/2036	115,000	115,214
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, (OID), Callable 1/1/2019 @ 100, 6.50%, 1/1/2046	650,000	652,275
New York City Transitional Finance Authority Building Aid Revenue, Public Improvements, Revenue Bonds, (State Aid Withholding), Callable 1/15/2025 @ 100, 5.00%, 7/15/2027	250,000	286,607
New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, 5.00%, 7/15/2031	750,000	857,752
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Revenue Bonds, (State Aid Withholding) (OID), Callable 1/15/2019 @ 100, 5.38%, 1/15/2034	250,000	250,315
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, 5.00%, 8/1/2024	100,000	115,415
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, 5.00%, 8/1/2023	100,000	113,294
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 8/1/2025 @ 100, 5.00%, 8/1/2027	25,000	29,049
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 8/1/2026 @ 100, 4.00%, 8/1/2035	100,000	105,343
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 11/1/2020 @ 100, 5.00%, 8/1/2021	100,000	108,076
New York City Water & Sewer System, Refunding Revenue Bonds, Callable 12/15/2021 @ 100, 5.00%, 6/15/2045	250,000	266,562
New York City Water & Sewer System, Revenue Bonds, Callable 6/15/2027 @ 100, 5.00%, 6/15/2032	100,000	116,861
New York Liberty Development Corporation, Refunding Revenue Bonds, Callable 1/15/2020 @ 100, 5.63%, 7/15/2047	250,000	258,490
New York State Dormitory Authority, Refunding Revenue Bonds, (State Aid Withholding), Callable 10/1/2022 @ 100, 3.25%, 4/1/2031	280,000	281,960
New York State Dormitory Authority, Revenue Bonds, 5.00%, 5/15/2020	100,000	104,382
New York State Dormitory Authority, Revenue Bonds, 5.00%, 8/15/2021	100,000	107,928
New York State Dormitory Authority, Revenue Bonds, 4.75%, 10/1/2040	160,000	168,349
New York State Dormitory Authority, Revenue Bonds, 5.00%, 5/15/2022	165,000	181,714
New York State Dormitory Authority, Revenue Bonds, 4.75%, 10/1/2040	5,000	5,180

See accompanying notes which are an integral part of these financial statements.

43

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
New York (cont.)
New York State Dormitory Authority, Revenue Bonds, Callable 7/1/2025 @ 100, 5.00%, 7/1/2037	$385,000	$431,096
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, (OID), 5.25%, 7/1/2031	40,000	43,433
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 5/1/2020 @ 100, 4.85%, 11/1/2036	100,000	101,797
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 5/1/2019 @ 100, 4.85%, 11/1/2041	205,000	205,918
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 5/1/2019 @ 100, 4.80%, 11/1/2034	250,000	251,932
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 5/1/2019 @ 100, 5.00%, 11/1/2045	150,000	150,562
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, (SONYMA), Callable 5/1/2020 @ 100, 5.20%, 5/1/2042	500,000	513,665
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, (SONYMA), Callable 5/1/2020 @ 100, 4.75%, 5/1/2031	200,000	205,174
New York State Thruway Authority, Revenue Bonds, Callable 1/1/2026 @ 100, 4.00%, 1/1/2037	100,000	103,392
New York State Urban Development Corporation, Public Improvements, Revenue Bonds, 5.00%, 3/15/2020	100,000	103,755
Port Authority of New York & New Jersey, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2030	250,000	297,015
Port Authority of New York & New Jersey, Revenue Bonds, Callable 11/15/2027 @ 100, 5.00%, 11/15/2037	250,000	288,665
State of New York Mortgage Agency, State Single-Family Housing, Revenue Bonds, Callable 10/1/2021 @ 100, 3.75%, 10/1/2032	1,000,000	1,008,540
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.00%, 11/15/2023	100,000	114,193
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2025 @ 100, 5.00%, 11/15/2040	310,000	350,672
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.00%, 11/15/2027	100,000	119,086
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.00%, 11/15/2021	50,000	54,465
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2025 @ 100, 5.00%, 11/15/2035	250,000	286,485
		15,490,932
North Carolina 0.43%
Charlotte-Mecklenburg Hospital Authority/The, Refunding Revenue Bonds, (OID), Callable 1/15/2019 @ 100, 5.25%, 1/15/2034	100,000	100,117
University of North Carolina at Charlotte/The, Revenue Bonds, Callable 10/1/2027 @ 100, 4.00%, 10/1/2037	100,000	104,656
University of North Carolina at Charlotte/The, University & College Improvements, Revenue Bonds, Callable 4/1/2025 @ 100, 5.00%, 4/1/2040	100,000	112,764
		317,537
North Dakota 0.14%
City of Bismarck, ND, Sanitary Sewer Revenue, Revenue Bonds, Callable 5/1/2025 @ 100, 3.00%, 5/1/2029	100,000	100,112

Ohio 1.02%
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes, Revenue Bonds, 6.50%, 6/1/2047	80,000	79,994
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes, Revenue Bonds, (OID), 6.00%, 6/1/2042	420,000	408,202
Ohio Higher Educational Facility Commission, Revenue Bonds, (OID), Callable 7/1/2020 @ 100, 5.00%, 7/1/2044	165,000	171,483

See accompanying notes which are an integral part of these financial statements.

44	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Ohio (cont.)
Ohio Higher Educational Facility Commission, Revenue Bonds, (OID), 5.00%, 7/1/2044	$85,000	$88,890
		748,569
Oklahoma 0.35%
Oklahoma Municipal Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Callable 1/1/2023 @ 100, 4.00%, 1/1/2047	250,000	252,760

Oregon 0.48%
Medford Hospital Facilities Authority, Refunding Revenue Bonds, (AGM), Callable 8/15/2020 @ 100, 5.00%, 8/15/2021	100,000	104,665
Oregon Health & Science University, Refunding Revenue Bonds, Callable 7/1/2022 @ 100, 5.00%, 7/1/2032	35,000	38,057
Oregon State Facilities Authority, Refunding Revenue Bonds, Callable 11/1/2019 @ 100, 5.00%, 11/1/2039	200,000	205,096
		347,818
Pennsylvania 3.64%
Allegheny County Sanitary Authority, Sewer Improvements, Revenue Bonds, Callable 12/1/2023 @ 100, 5.25%, 12/1/2044	500,000	558,265
City of Philadelphia, PA, Refunding Bonds, General Obligation Unlimited, (AGM) (OID), 5.25%, 8/1/2026	135,000	142,255
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/1/2022 @ 100, 5.00%, 5/1/2037	100,000	102,299
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/1/2022 @ 100, 5.00%, 5/1/2042	100,000	101,734
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds (OID), Callable 11/1/2022 @ 100, 4.00%, 5/1/2032	100,000	98,472
Pennsylvania Housing Finance Agency, Revenue Bonds, Callable 4/1/2027 @ 100, 3.65%, 10/1/2042	100,000	97,205
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2036	100,000	115,220
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2035	125,000	144,491
Pennsylvania State University, Revenue Bonds, Callable 9/1/2026 @ 100, 5.00%, 9/1/2034	190,000	220,197
Pennsylvania Turnpike Commission, Revenue Bonds, 5.25%, 7/15/2028	150,000	181,819
Pennsylvania Turnpike Commission, Revenue Bonds, Callable 12/1/2025 @ 100, 5.00%, 12/1/2045	500,000	533,960
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, (OID), 6.50%, 4/1/2039	100,000	101,177
West View Municipal Authority Water Revenue, Water Utility Improvements, Revenue Bonds, (OID), Callable 11/15/2024 @ 100, 4.00%, 11/15/2043	250,000	256,570
		2,653,664
Puerto Rico 1.44%
Commonwealth of Puerto Rico, General Obligation Unlimited, (AGM) (OID), Callable 7/1/2021 @ 100, 5.25%, 7/1/2026	100,000	105,876
Commonwealth of Puerto Rico, General Obligation Unlimited, (NATL-RE), 5.50%, 7/1/2019	500,000	505,150
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited (AGM), Callable 1/1/2020 @ 100, 5.00%, 7/1/2031	200,000	204,838
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, 5.00%, 7/1/2022	250,000	236,250
		1,052,114

See accompanying notes which are an integral part of these financial statements.

45

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Rhode Island 1.89%
Rhode Island Housing & Mortgage Finance Corporation, Refunding Revenue Bonds, Callable 4/1/2021 @ 100, 4.10%, 10/1/2037	$80,000	$80,240
Rhode Island Housing & Mortgage Finance Corporation, Refunding Revenue Bonds, Callable 4/1/2021 @ 100, 3.45%, 4/1/2026	500,000	508,425
Rhode Island Housing & Mortgage Finance Corporation, State Single-Family Housing, Revenue Bonds, (Freddie Mac) (Fannie Mae) (Ginnie Mae), Callable 4/1/2022 @ 100, 3.45%, 4/1/2035	235,000	232,970
Rhode Island Student Loan Authority, Refunding Revenue Bonds, Callable 12/1/2019 @ 100, 6.35%, 12/1/2030	500,000	519,020
Rhode Island Turnpike & Bridge Authority, Highway Improvements, Revenue Bonds, (OID), Callable 12/1/2020 @ 100, 5.00%, 12/1/2039	35,000	36,622
		1,377,277
South Carolina 0.07%
South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, (OID), 5.75%, 8/1/2039	50,000	51,135

South Dakota 0.52%
South Dakota Housing Development Authority, Revenue Bonds, Callable 11/1/2025 @ 100, 3.13%, 11/1/2036	150,000	139,741
South Dakota Housing Development Authority, Revenue Bonds, Callable 11/1/2025 @ 100, 2.45%, 5/1/2027	250,000	241,545
		381,286
Tennessee 0.57%
City of Memphis, TN, General Obligation Unlimited, Callable 4/1/2024 @ 100, 5.00%, 4/1/2044	100,000	110,760
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, Callable 7/1/2020 @ 100, 5.00%, 7/1/2026	200,000	207,888
Tennessee Housing Development Agency, Revenue Bonds, Callable 1/1/2027 @ 100, 3.40%, 7/1/2037	100,000	97,053
		415,701
Texas 6.08%
City of Houston, TX, Refunding Revenue Bonds, Callable 9/1/2021 @ 100, 5.25%, 9/1/2029	500,000	537,715
City Public Service Board of San Antonio, TX, Revenue Bonds, Callable 8/1/2026 @ 100, 5.00%, 2/1/2032	250,000	289,903
Clifton Higher Education Finance Corporation, School Improvements, Refunding Revenue Bonds, 4.00%, 8/15/2044	500,000	508,035
Comal Independent School District, School Improvements, General Obligation Unlimited, Callable 2/1/2026 @ 100, 4.00%, 2/1/2034	250,000	264,195
Fort Bend Grand Parkway Toll Road Authority, Refunding Revenue Bonds, Callable 3/1/2022 @ 100, 4.00%, 3/1/2046	250,000	252,805
Harris County Cultural Education Facilities Finance Corporation, Refunding Revenue Bonds, 5.00%, 10/1/2019	120,000	122,742
Harris County Cultural Education Facilities Finance Corporation, Refunding Revenue Bonds, (OID), Callable 10/1/2019 @ 100, 4.75%, 10/1/2025	175,000	178,206
Harris County Cultural Education Facilities Finance Corporation, Revenue Bonds, Callable 5/15/2026 @ 100, 4.00%, 11/15/2030	1,130,000	1,201,857
San Antonio Public Facilities Corporation, Public Improvements, Refunding Revenue Bonds, (OID), Callable 9/15/2022 @ 100, 4.00%, 9/15/2042	250,000	252,302
Tarrant County Cultural Education Facilities Finance Corporation, Hospital Improvements, Revenue Bonds, (OID), Callable 9/1/2019 @ 100, 5.13%, 9/1/2025	100,000	101,966
Tarrant County Cultural Education Facilities Finance Corporation, Hospital Improvements, Revenue Bonds, (OID), 4.50%, 9/1/2019	100,000	101,711

See accompanying notes which are an integral part of these financial statements.

46	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Texas (cont.)
Tarrant County Health Facilities Development Corporation, Hospital Improvements, Revenue Bonds, Callable 12/1/2019 @ 100, 5.00%, 12/1/2023	$100,000	$102,813
Texas A&M University, Refunding Revenue Bonds, 5.00%, 5/15/2039	100,000	104,271
Texas Public Finance Authority, Revenue Bonds, Callable 12/1/2026 @ 100, 4.00%, 12/1/2031	200,000	209,674
White Oak, TX, Independent School District, General Obligation Unlimited, Callable 2/15/2027 @ 100, 4.00%, 2/15/2029	190,000	206,159
		4,434,354
Utah 0.44%
University of Utah/The, University & College Improvements, Revenue Bonds, 5.00%, 8/1/2043	250,000	283,235
Utah Housing Corporation, State Single-Family Housing, Revenue Bonds, Callable 1/1/2021 @ 100, 5.25%, 1/1/2025	15,000	15,056
Utah Housing Corporation, State Single-Family Housing, Revenue Bonds, Callable 1/1/2021 @ 100, 5.75%, 1/1/2033	20,000	20,266
		318,557
Vermont 0.34%
Vermont Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 8/15/2022 @ 100, 3.75%, 8/15/2037	245,000	245,568

Virgin Islands 0.14%
Virgin Islands Public Finance Authority, Refunding Revenue Bonds, Callable 10/1/2019 @ 100, 5.00%, 10/1/2025	100,000	101,303

Virginia 0.67%
Virginia Housing Development Authority, State Single-Family Housing, Revenue Bonds, Callable 4/1/2020 @ 100, 4.50%, 10/1/2045	215,000	219,883
Virginia Resources Authority, Revenue Bonds, Callable 11/1/2025 @ 100, 4.00%, 11/1/2033	250,000	266,915
		486,798
Washington 1.84%
Spokane Public Facilities District, Public Improvements, Revenue Bonds, Callable 6/1/2023 @ 100, 5.00%, 5/1/2043	1,000,000	1,084,180
Washington Health Care Facilities Authority, Revenue Bonds, Callable 11/1/2019 @ 100, 5.00%, 11/1/2028	250,000	256,265
		1,340,445
West Virginia 0.63%
West Virginia Hospital Finance Authority, Hospital Improvements, Revenue Bonds, 5.00%, 9/1/2019	250,000	254,527
West Virginia Hospital Finance Authority, Hospital Improvements, Revenue Bonds, (OID), Callable 9/1/2019 @ 100, 5.63%, 9/1/2032	200,000	203,918
		458,445
Wisconsin 0.11%
Wisconsin Housing & Economic Development Authority, State Multi-Family Housing, Revenue Bonds, (OID), Callable 5/1/2020 @ 100, 5.63%, 11/1/2035	80,000	82,225

See accompanying notes which are an integral part of these financial statements.

47

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Wyoming 0.66%
Wyoming Community Development Authority, State Single-Family Housing, Revenue Bonds, Callable 5/1/2020 @ 100, 3.70%, 6/1/2039	$485,000	$480,868
Total Municipal Bonds
(Cost $72,367,541)		73,921,723

Total Investments — 101.30%
(Cost $72,367,541)		73,921,723
Liabilities in Excess of Other Assets — (1.30)%		(948,897)
NET ASSETS — 100.00%		$72,972,826

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

FHA — Insured by Federal Housing Administration

GO — General Obligation

GTD — Guaranteed

INS — Insured

NATL-RE — Insured by National Public Finance Guarantee Corp.

OID — Original Issue Discount

SONYMA — State of New York Mortgage Agency

See accompanying notes which are an integral part of these financial statements.

48	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS | December 31, 2018

	Shares	Market Value
Common Stocks 8.11%

Communication Services 0.79%
AT&T, Inc.	18,000	$513,720
Verizon Communications, Inc.	10,000	562,200
		1,075,920
Energy 5.20%
Andeavor Logistics LP	6,405	208,098
Buckeye Partners LP	8,903	258,098
CNX Midstream Partners LP	8,500	138,380
Enbridge, Inc.	29,763	925,034
Energy Transfer Equity LP	64,571	852,983
EnLink Midstream Partners LP	33,865	372,854
Enterprise Products Partners LP	42,400	1,042,616
Global Partners LP	7,215	117,605
Magellan Midstream Partners LP	11,700	667,602
MPLX LP	32,000	969,600
Plains All American Pipeline LP	3,200	64,128
Targa Resources Corporation	12,739	458,859
TC PipeLines LP	7,195	231,103
USA Compression Partners LP	8,796	114,172
Western Gas Partners LP	16,250	686,237
		7,107,369
Financials 0.16%
Blackstone Group LP (The)	7,100	211,651

Real Estate Investment Trusts (REITs) 1.96%
Apple Hospitality REIT, Inc.	32,539	464,006
Blackstone Mortgage Trust, Inc.	11,565	368,461
City Office REIT, Inc.	20,000	205,000
DiamondRock Hospitality Company	25,953	235,653
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	52,792	1,005,688
Pebblebrook Hotel Trust	8,806	249,298
Spirit MTA REIT	2,000	14,260
Spirit Realty Capital, Inc.	4,000	141,000
		2,683,366
Total Common Stocks
(Cost $10,167,945)		11,078,306

Preferred Stocks 10.45%

Financials 2.72%
American Financial Group, Inc., 6.00%	8,700	212,628
Arch Capital Group Ltd., 5.25%	20,000	397,400
Bank of America Corporation, 5.88%	8,000	198,160
Bank of New York Mellon Corporation (The), 5.20%	8,700	197,751
First Republic Bank, 5.70%	9,000	220,860
Hancock Holding Company, 5.95%	3,700	89,873
JPMorgan Chase & Company, 5.45%	4,480	109,760
JPMorgan Chase & Company, 6.30%	8,750	221,988
KKR & Co. LP, Series B, 6.50%	10,000	259,400
PNC Financial Services Group, Inc. (The), 5.38%	4,250	98,260
Prudential Financial, Inc., 5.63%	10,000	236,400

See accompanying notes which are an integral part of these financial statements.

49

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Shares	Market Value
Financials (cont.)
State Street Corporation, 5.25%	8,050	$181,286
State Street Corporation, 5.35%	1,000	23,880
Torchmark Corporation, 6.13%	10,000	251,200
U.S. Bancorp, Series F, 6.50%	7,300	193,304
Wells Fargo & Company, 5.20%	15,850	348,858
Wells Fargo & Company, 5.70%	20,000	476,000
		3,717,008
Industrials 0.46%
Pitney Bowes, Inc., 6.70%	5,700	133,779
Stanley Black & Decker, Inc., 5.75%	20,687	490,489
		624,268
Real Estate 0.15%
SITE Centers Corp., Series J, 6.50%	9,184	208,201

Real Estate Investment Trusts 4.75%
Digital Realty Trust, Inc., 6.35%	25,450	648,211
Federal Realty Investment Trust, 5.00%	7,500	156,375
Kimco Realty Corporation, 5.50%	39,809	840,368
Kimco Realty Corporation, 5.63%	24,367	525,109
Kimco Realty Corporation, 6.00%	14,214	340,994
National Retail Properties, Inc., 5.20%	25,000	522,500
PS Business Parks, Inc., 5.20%	10,000	206,900
PS Business Parks, Inc., 5.20%	4,000	82,200
PS Business Parks, Inc., 5.25%	10,000	207,000
PS Business Parks, Inc., 5.70%	6,498	154,003
Public Storage, 4.90%	20,000	412,400
Public Storage, 4.95%	20,000	420,600
Public Storage, 5.13%	10,000	215,800
Public Storage, 5.88%	7,076	176,900
Senior Housing Properties Trust, 5.63%	26,660	538,265
Taubman Centers, Inc., 6.25%	13,046	307,233
Taubman Centers, Inc., 6.50%	9,416	225,796
Ventas Capital Corporation, 5.45%	10,000	242,000
Vornado Realty Trust, 5.40%	12,298	263,669
		6,486,323
Utilities 2.37%
DTE Energy Company, 5.38%	10,000	227,700
DTE Energy Company, 6.00%	20,000	515,600
Duke Energy Corporation, 5.13%	9,030	204,981
Entergy Arkansas, Inc., 4.88%	20,000	454,200
Entergy Louisiana LLC, 4.88%	10,000	230,600
Entergy Mississippi, Inc., 4.90%	30,000	666,300
NextEra Energy Capital Holdings, Inc., 5.00%	6,700	148,003
NextEra Energy Capital Holdings, Inc., 5.25%	15,000	343,500
Southern Company, 5.25%	20,000	436,200
		3,227,084
Total Preferred Stocks
(Cost $15,747,908)		14,262,884

See accompanying notes which are an integral part of these financial statements.

50	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Collateralized Mortgage Obligations 0.14%
CHL Mortgage Pass-Through Trust, 2005-21, A27, 5.50%, 10/25/2035	$37,483	$32,192
CHL Mortgage Pass-Through Trust, 2005-21, A7, 5.50%, 10/25/2035	40,522	35,642
Citicorp Mortgage Securities, Inc., 1A12, 5.00%, 2/25/2035	118,662	117,483
Total Collateralized Mortgage Obligations
(Cost $137,331)		185,317

Corporate Bonds 9.66%
Bank of New York Mellon Corporation (The), 4.63%, 12/20/2049	500,000	450,625
Choice Hotels International, Inc., 5.70%, 8/28/2020	200,000	204,000
Digital Realty Trust, L.P., 5.88%, 2/1/2020	1,000,000	1,020,461
Dow Chemical Company (The), 3.05%, 2/15/2022	1,000,000	988,922
Duke Realty LP, 4.38%, 6/15/2022	250,000	256,438
Entergy Texas, Inc., 5.15%, 6/1/2045	100,000	103,454
Exelon Generation Company LLC, 5.60%, 6/15/2042(a)(b)	400,000	351,597
Fifth Third Bancorp, 8.25%, 3/1/2038	250,000	332,324
General Electric Company, 5.00%, 12/29/2049	765,000	586,181
Goldman Sachs Group, Inc. (The), 6.45%, 5/1/2036	500,000	558,006
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/2037	850,000	961,488
Hospitality Properties Trust, 4.50%, 3/15/2025	500,000	487,632
Kinder Morgan Energy Partners LP, 6.50%, 2/1/2037	250,000	270,056
MetLife, Inc., 10.75%, 8/1/2039	1,000,000	1,462,500
MetLife, Inc., 9.25%, 4/8/2068(a)	1,500,000	1,897,500
PECO Energy Capital Trust IV, 5.75%, 6/15/2033	1,000,000	968,314
Qwest Corporation, 7.13%, 11/15/2043	1,000,000	946,201
SL Green Realty Corporation, 7.75%, 3/15/2020	1,000,000	1,046,702
Valero Energy Corporation, 8.75%, 6/15/2030	224,000	292,024
Total Corporate Bonds
(Cost $13,278,405)		13,184,425

Municipal Bonds 72.59%

Alabama 4.10%
Health Care Authority for Baptist Health (The), Refunding Revenue Bonds, 5.50%, 11/15/2043	4,000,000	4,343,440
University of Alabama (The), University & College Improvements, Build America Revenue Bonds, Callable 6/1/2020 @ 100, 6.13%, 6/1/2042	500,000	516,905
University of Alabama (The), University & College Improvements, Build America Revenue Bonds, Callable 6/1/2020 @ 100, 6.13%, 6/1/2039	715,000	739,853
		5,600,198
Arizona 2.08%
Arizona School Facilities Board, School Improvements, Certificate of Participation, 6.00%, 9/1/2027	225,000	265,961
Northern Arizona University, University & College Improvements, Build America Revenue Bonds, Callable 8/1/2020 @ 100, 5.92%, 8/1/2022	1,365,000	1,430,547
University of Arizona, University & College Improvements, Build America Revenue Bonds, Callable 8/1/2020 @ 100, 6.64%, 8/1/2044	1,085,000	1,138,979
		2,835,487
California 4.10%
Alhambra Unified School District, University & College Improvements, General Obligation Unlimited, 6.70%, 2/1/2026	465,000	540,139
City & County of San Francisco, CA, General Obligation Unlimited, Callable 6/1/2023 @ 100, 6.26%, 6/15/2030	450,000	562,513

See accompanying notes which are an integral part of these financial statements.

51

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
California (cont.)
County of San Bernardino, CA, Refunding Revenue Bonds, 6.02%, 8/1/2023	$165,000	$177,895
Oakland Redevelopment Agency Successor Agency, Economic Improvements, Tax Allocation, 8.50%, 9/1/2020	340,000	361,536
Peralta Community College District, Refunding Revenue Bonds, 7.31%, 8/1/2031	310,000	393,985
Peralta Community College District, Refunding Revenue Bonds, 6.91%, 8/1/2025	500,000	590,610
San Bernardino City Unified School District, School Improvements, Certificate of Participation, (AGM) (OID), 8.05%, 2/1/2023	1,000,000	1,156,500
San Bernardino City Unified School District, School Improvements, Certificate of Participation, (AGM) (OID), 8.25%, 2/1/2026	500,000	617,085
University of California, Revenue Bonds, Callable 5/15/2030 @ 100, 6.30%, 5/15/2050	510,000	611,709
University of California, University & College Improvements, Refunding Revenue Bonds, Callable 2/15/2020 @ 100, 3.66%, 5/15/2027	250,000	254,495
West Contra Costa Unified School District, School Improvements, General Obligation Unlimited, 6.25%, 8/1/2030	250,000	315,177
		5,581,644
Colorado 1.06%
Adams State University, University & College Improvements, Build America Revenue Bonds, (State Higher Education Intercept Program) (OID), Callable 5/15/2019 @ 100, 6.47%, 5/15/2038	250,000	253,060
City of Brighton, CO, Public Improvements, Build America Bonds, Certificate of Participation, (AGM) (OID), Callable 12/1/2020 @ 100, 6.75%, 12/1/2035	250,000	264,565
Colorado Mesa University, University & College Improvements, Build America Revenue Bonds, (State Higher Education Intercept Program), 6.75%, 5/15/2042	500,000	671,025
County of Gunnison, CO, Public Improvements, Build America Bonds, Certificate of Participation, Callable 7/15/2020 @ 100, 5.95%, 7/15/2030	250,000	261,193
		1,449,843
Connecticut 0.62%
City of Waterbury, CT, Public Improvements, General Obligation Unlimited, (AGM), Callable 9/1/2020 @ 100, 6.10%, 9/1/2030	500,000	523,440
State of Connecticut, General Obligation Unlimited, Callable 6/15/2025 @ 100, 5.85%, 3/15/2032	280,000	320,911
		844,351
Florida 4.88%
City of Lake City, FL Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, (AGM), Callable 7/1/2020 @ 100, 6.28%, 7/1/2040	200,000	207,188
City of Lake City, FL Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, (AGM), Callable 7/1/2020 @ 100, 6.03%, 7/1/2030	100,000	103,320
City of Miami Gardens, FL, Public Improvements, Build America Bonds, Certificate of Participation, 7.17%, 6/1/2026	1,250,000	1,422,975
City of Oakland Park, FL Water & Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, (AGM), Callable 9/1/2020 @ 100, 6.14%, 9/1/2035	300,000	316,443
City of Orlando, FL, Recreational Facilities Improvements, Build America Revenue Bonds, Callable 10/1/2019 @ 100, 7.10%, 10/1/2039	165,000	170,580
City of Orlando, FL, Recreational Facilities Improvements, Build America Revenue Bonds, Callable 10/1/2019 @ 100, 6.85%, 10/1/2029	250,000	258,435
City of Tallahassee, FL, Utility System Revenue, Build America Revenue Bonds, 5.22%, 10/1/2040	300,000	355,455
County of Miami-Dade, FL Transit System, Transit Improvements, Build America Revenue Bonds, 5.53%, 7/1/2032	500,000	559,015
County of Miami-Dade, FL, Port, Airport & Marina Improvements, Build America Revenue Bonds, (AGM) (OID), 7.50%, 4/1/2040	1,000,000	1,320,540

See accompanying notes which are an integral part of these financial statements.

52	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Florida (cont.)
County of Miami-Dade, FL, Public Improvements, Build America Revenue Bonds, Callable 4/1/2019 @ 100, 6.97%, 4/1/2039	$750,000	$755,858
County of Miami-Dade, FL, Public Improvements, Build America Revenue Bonds, Callable 4/1/2020 @ 100, 6.54%, 4/1/2030	250,000	259,098
County of Miami-Dade, FL, Recreational Facility Improvements, Revenue Bonds, (AGM), 7.08%, 10/1/2029	250,000	303,365
Florida Atlantic University Finance Corporation, University & College Improvements, Build America Revenue Bonds, Callable 7/1/2020 @ 100, 7.64%, 7/1/2040	165,000	175,718
Florida State Board of Governors, University & College Improvements, Build America Revenue Bonds, Callable 11/1/2020 @ 100, 7.50%, 11/1/2035	250,000	270,523
Town of Miami Lakes, FL, Public Improvements, Build America Revenue Bonds, 7.59%, 12/1/2030	150,000	183,158
		6,661,671
Georgia 4.04%
Cobb Marietta Georgia Coliseum, Revenue Bonds, Callable 1/1/2026 @ 100, 4.50%, 1/1/2047	600,000	621,870
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.06%, 4/1/2057	2,499,000	2,814,049
State of Georgia, Public Improvements, General Obligation Unlimited, Callable 2/1/2024 @ 100, 3.84%, 2/1/2032	2,000,000	2,068,720
		5,504,639
Hawaii 0.37%
State of Hawaii, General Obligation Unlimited, Callable 10/1/2025 @ 100, 4.05%, 10/1/2032	495,000	509,127

Idaho 0.31%
Idaho Water Resource Board, Water Utility Improvements, Revenue Bonds, (OID), Callable 9/1/2022 @ 100, 5.25%, 9/1/2024	400,000	426,024

Illinois 3.68%
City of Chicago Heights, IL, Refunding Bonds, General Obligation Unlimited, (AGM) (OID), Callable 1/15/2021 @ 100, 6.00%, 1/15/2028	150,000	157,407
City of Chicago, IL Waterworks Revenue, Water Utility Improvements, Build America Revenue Bonds, 6.74%, 11/1/2040	250,000	325,270
Henry Hospital District, Hospital Improvements, Build America Bonds, General Obligation Unlimited, (AGM), Callable 12/1/2019 @ 100, 6.65%, 12/1/2029	840,000	864,612
Lake County Community Unit School District No. 187 North Chicago, School Improvements, General Obligation Unlimited, (AGM) (OID), Callable 1/1/2020 @ 100, 7.13%, 1/1/2035	1,000,000	1,029,580
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, (AGM), Callable 4/1/2020 @ 100, 7.75%, 4/1/2030	250,000	262,007
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, (AGM), Callable 4/1/2020 @ 100, 8.15%, 4/1/2041	570,000	598,728
Village of Glenwood, IL, Public Improvements, Build America Bonds, General Obligation Unlimited, (AGM), 7.03%, 12/1/2028	1,500,000	1,788,300
		5,025,904
Indiana 1.70%
Anderson School Building Corporation, Refunding Bonds, General Obligation Limited, Callable 8/1/2020 @ 100, 3.95%, 7/5/2029	1,000,000	1,002,830
Anderson School Building Corporation, Refunding Bonds, General Obligation Limited, (OID), Callable 8/1/2020 @ 100, 3.75%, 7/5/2028	1,000,000	1,000,860
Evansville Redevelopment Authority, Recreational Facility Improvements, Build America Refunding Revenue Bonds, Callable 8/1/2020 @ 100, 7.21%, 2/1/2039	300,000	319,305
		2,322,995

See accompanying notes which are an integral part of these financial statements.

53

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Kansas 0.29%
Kansas Development Finance Authority, Public Improvements, Build America Revenue Bonds, Callable 11/1/2019 @ 100, 6.26%, 11/1/2028	$390,000	$401,727

Kentucky 2.05%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), Callable 9/1/2020 @ 100, 6.49%, 9/1/2037	250,000	262,495
Kentucky State Property & Building Commission, Economic Improvements, University & College Improvements, Build America Revenue Bonds, Callable 12/1/2021 @ 100, 5.37%, 11/1/2025	400,000	433,920
Paducah Independent School District Finance Corporation, School Improvements, Revenue Bonds, Callable 12/1/2021 @ 100, 5.00%, 12/1/2030	1,000,000	1,050,140
Perry County School District Finance Corporation, School Improvements, Revenue Bonds, Callable 12/1/2021 @ 100, 5.00%, 12/1/2030	1,000,000	1,055,270
		2,801,825
Louisiana 1.01%
Tangipahoa Parish Hospital Service District No. 1, Hospital Improvements, Build America Revenue Bonds, Callable 2/1/2020 @ 100, 7.20%, 2/1/2042	1,340,000	1,379,597

Massachusetts 0.50%
City of Worcester, MA, Pension Funding, General Obligation Limited, (AGM) (OID), 6.25%, 1/1/2028	190,000	211,985
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, 6.43%, 10/1/2035	250,000	304,048
University of Massachusetts Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 5/1/2019 @ 100, 6.57%, 5/1/2039	165,000	166,982
		683,015
Michigan 3.93%
Avondale School District, School Improvements, Build America Bonds, General Obligation Unlimited, (AGM), Callable 5/1/2020 @ 100, 5.75%, 5/1/2032	500,000	510,530
Comstock Park Public Schools, School Improvements, General Obligation Unlimited, Callable 5/1/2021 @ 100, 6.20%, 5/1/2024	200,000	215,242
County of Macomb, MI, Retirement Facilities, General Obligation Limited, Callable 2/1/2023 @ 100, 4.13%, 11/1/2030	250,000	260,198
Eastern Michigan University, University & College Improvements, Build America Revenue Bonds, Callable 2/15/2019 @ 100, 7.21%, 2/15/2038	250,000	251,295
Michigan Finance Authority, Revenue Bonds, Callable 9/1/2025 @ 100, 3.90%, 9/1/2030	250,000	250,880
Michigan Finance Authority, School Improvements, Revenue Bonds, Callable 11/1/2020 @ 100, 6.38%, 11/1/2025	500,000	521,040
Michigan Finance Authority, School Improvements, Revenue Bonds, Callable 5/1/2021 @ 100, 6.20%, 5/1/2022	325,000	337,740
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, (OID), 7.31%, 6/1/2034	2,440,000	2,385,856
Milan Area Schools, School Improvements, General Obligation Unlimited, (OID), Callable 5/1/2019 @ 100, 7.10%, 5/1/2034	485,000	491,790
Onsted Community Schools, School Improvements, General Obligation Unlimited, Callable 5/1/2020 @ 100, 5.90%, 5/1/2027	150,000	155,478
St Johns Public Schools, General Obligation Unlimited, Callable 5/1/2020 @ 100, 6.65%, 5/1/2040	5,000	5,209
		5,385,258

See accompanying notes which are an integral part of these financial statements.

54	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Mississippi 0.60%
Mississippi Development Bank, Highway Improvements, Build America Revenue Bonds, 6.59%, 1/1/2035	$650,000	$820,151

Missouri 4.34%
City of Kansas City, MO, Revenue Bonds, 7.83%, 4/1/2040	2,500,000	3,285,875
City of Sedalia, MO, Sewer Improvements, Build America Bonds, Certificate of Participation, (AGM), Callable 6/1/2020 @ 100, 6.50%, 6/1/2024	250,000	259,712
City of St. Charles, MO, Water Utility Improvements Build America Bonds, Certificate of Participation, Callable 8/1/2020 @ 100, 5.65%, 2/1/2030	275,000	283,393
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.73%, 1/1/2039	475,000	662,164
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.90%, 1/1/2042	1,000,000	1,412,130
		5,903,274
Nebraska 0.16%
Nebraska Public Power District, Electric Lights & Power Improvements, Build America Revenue Bonds, 5.32%, 1/1/2030	200,000	223,344

Nevada 2.48%
City of Las Vegas, NV, Public Improvements, Build America Bonds, Certificate of Participation, (OID), Callable 9/1/2019 @ 100, 7.75%, 9/1/2029	100,000	103,027
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.97%, 2/1/2040	1,590,000	2,248,626
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.88%, 2/1/2040	250,000	356,995
Las Vegas Valley Water District, Water Utility Improvements, Build America Bonds, General Obligation Limited, Callable 6/1/2019 @ 100, 7.10%, 6/1/2039	425,000	432,425
Pershing County School District, School Improvements, Build America Bonds, General Obligation Limited, (GTD), Callable 4/1/2020 @ 100, 6.25%, 4/1/2030	220,000	225,441
		3,366,514
New Jersey 2.73%
New Jersey Economic Development Authority, Revenue Bonds, 7.43%, 2/15/2029	250,000	303,208
New Jersey Economic Development Authority, School Improvements, Build America Revenue Bonds, Callable 6/15/2020 @ 100, 6.43%, 12/15/2035	500,000	517,350
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 7/1/2020 @ 100, 6.19%, 7/1/2040	500,000	517,800
South Jersey Transportation Authority LLC, Highway Improvements, Build America Revenue Bonds, (OID), 7.00%, 11/1/2038	500,000	573,570
Township of Brick, NJ, General Obligation Unlimited, 3.75%, 9/1/2028	1,780,000	1,817,825
		3,729,753
New York 7.10%
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.70%, 3/1/2027	145,000	168,204
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 12/14/2028 @ 100, 5.21%, 10/1/2031	100,000	113,560
County of Nassau, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.38%, 10/1/2024	500,000	558,050
Long Island Power Authority, Revenue Bonds, (OID), 5.85%, 5/1/2041	195,000	234,008
Metropolitan Transportation Authority, Revenue Bonds, 5.87%, 11/15/2039	200,000	237,980
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.59%, 11/15/2030	395,000	491,475

See accompanying notes which are an integral part of these financial statements.

55

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
New York (cont.)
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 5.99%, 11/15/2030	$125,000	$151,484
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.20%, 11/15/2026	375,000	433,598
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.69%, 11/15/2040	500,000	646,155
New York City Industrial Development Agency, Recreational Facilities Improvements, Revenue Bonds, (NATL-RE), 5.90%, 3/1/2046	680,000	721,140
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, (State Aid Withholding), 6.83%, 7/15/2040	500,000	657,510
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, Callable 11/24/2034 @ 100, 5.47%, 5/1/2036	815,000	960,461
New York City Water & Sewer System, Build America Refunding Revenue Bonds, Callable 6/15/2020 @ 100, 6.49%, 6/15/2042	200,000	209,240
New York Municipal Bond Bank Agency, Build America Refunding Revenue Bonds, Callable 12/15/2019 @ 100, 6.88%, 12/15/2034	500,000	514,275
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, 3.92%, 10/15/2028	2,115,000	2,192,790
Port Authority of New York & New Jersey, Revenue Bonds, Callable 6/1/2025 @ 100, 4.82%, 6/1/2045	1,000,000	1,051,050
Triborough Bridge & Tunnel Authority, Revenue Bonds, Callable 11/15/2033 @ 100, 5.55%, 11/15/2040	150,000	181,366
Western Nassau County Water Authority, Build America Revenue Bonds, 6.70%, 4/1/2040	150,000	186,700
		9,709,046
North Carolina 0.18%
County of Cabarrus, NC, School Improvements, Revenue Bonds, Callable 4/1/2021 @ 100, 5.50%, 4/1/2026	235,000	244,386

Ohio 2.83%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.50%, 2/15/2050	500,000	721,530
American Municipal Power, Inc., Revenue Bonds, 6.27%, 2/15/2050	500,000	622,005
Cincinnati City School District, Refunding Bonds, Certificate of Participation, (OID), Callable 2/15/2020 @ 100, 4.00%, 12/15/2032	200,000	203,450
County of Cuyahoga, OH, Hospital Improvements, Build America Revenue Bonds, 8.22%, 2/15/2040	1,000,000	1,228,550
Madison Local School District/Lake County, School Improvements, Build America Revenue Bonds, Callable 10/1/2020 @ 100, 5.70%, 4/1/2035	250,000	257,883
Mariemont City School District, Build America Bonds, General Obligation Unlimited, Callable 12/1/2020 @ 100, 5.90%, 12/1/2030	110,000	115,310
Olentangy Local School District, Refunding Bonds, General Obligation Unlimited, 3.50%, 12/1/2029	500,000	497,150
Springfield Local School District/Summit County, School Improvements, Build America Bonds, General Obligation Unlimited, (School District Credit Program), Callable 9/1/2019 @ 100, 5.65%, 9/1/2031	200,000	203,094
		3,848,972
Oklahoma 0.38%
Bryan County Independent School District No. 72 Durant, School Improvements, Build America Bonds, Certificate of Participation, Callable 12/1/2019 @ 100, 6.80%, 12/1/2033	500,000	521,140

See accompanying notes which are an integral part of these financial statements.

56	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Oregon 0.19%
State of Oregon Department of Administrative Services, Hospital Improvements, Build America Bonds, Certificate of Participation, Callable 5/1/2020 @ 100, 6.18%, 5/1/2035	$250,000	$260,242

Pennsylvania 2.28%
Pennsylvania Turnpike Commission, Build America Revenue Bonds, 6.38%, 12/1/2037	520,000	674,783
Philadelphia Authority for Industrial Development, Pension Funding, Revenue Bonds, (AGM) (OID), 6.35%, 4/15/2028	630,000	748,415
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, 5.09%, 3/15/2028	500,000	491,420
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Recreational Facilities Improvements, Revenue Bonds, 7.04%, 11/1/2039	1,000,000	1,206,830
		3,121,448
Rhode Island 0.03%
Rhode Island Housing & Mortgage Finance Corporation, Refunding Revenue Bonds, Callable 10/1/2022 @ 100, 4.46%, 10/1/2031	45,000	45,776

South Carolina 0.19%
Moncks Corner Regional Recreation Corporation, Recreational Facility Improvements, Build America Revenue Bonds, Callable 12/1/2020 @ 100, 6.55%, 12/1/2039	250,000	264,433

South Dakota 0.31%
South Dakota State Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 6/1/2021 @ 100, 6.15%, 6/1/2031	400,000	425,668

Tennessee 2.73%
Coffee County Public Building Authority, Public Improvements, Build America Revenue Bonds, (GTD), Callable 6/1/2019 @ 100, 7.20%, 6/1/2044	500,000	508,395
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Build America Revenue Bonds, 7.43%, 7/1/2043	2,000,000	2,712,460
Metropolitan Government of Nashville & Davidson County, Refunding Bonds, General Obligation Unlimited, 3.39%, 7/1/2028	500,000	500,175
		3,721,030
Texas 2.56%
Austin Community College District, University & College Improvements, Revenue Bonds, 5.00%, 2/1/2026	985,000	986,734
City of Lancaster, TX, Public Improvements, Build America Bonds, General Obligation Limited, Callable 2/15/2020 @ 100, 6.53%, 2/15/2040	750,000	776,257
Ector County Hospital District, Hospital Improvements, Build America Revenue Bonds, Callable 9/15/2020 @ 100, 7.18%, 9/15/2035	250,000	252,312
Frisco Economic Development Corporation, Public Improvements, Revenue Bonds, Callable 6/15/2019 @ 100, 4.20%, 2/15/2034	1,000,000	1,011,410
Midland County Hospital District, Health, Hospital & Nursing Home Improvements, Build America Bonds, General Obligation Limited, 6.44%, 5/15/2039	260,000	339,758
Orchard Cultural Education Facilities Finance Corporation, Recreational Facility Improvements, Revenue Bonds, 6.48%, 11/15/2034	110,000	117,881
		3,484,352
Virgin Islands 1.50%
Virgin Islands Water & Power Authority- Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.65%, 7/1/2028	840,000	918,523
Virgin Islands Water & Power Authority- Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.85%, 7/1/2035	1,000,000	1,132,640
		2,051,163

See accompanying notes which are an integral part of these financial statements.

57

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Virginia 4.15%
Tobacco Settlement Financing Corporation, Refunding Revenue Bonds, (OID), 6.71%, 6/1/2046	$5,995,000	$5,670,970

Washington 1.64%
City of Seattle, WA, Municipal Light & Power Revenue, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.57%, 2/1/2040	250,000	295,285
Douglas County Public Utility District No. 1, Electric Lights & Power Improvements, Revenue Bonds, 5.35%, 9/1/2030	250,000	277,362
Klickitat County Public Utility District No. 1, Electric Lights & Power Improvements, Refunding Revenue Bonds, Callable 12/1/2021 @ 100, 5.25%, 12/1/2029	705,000	735,597
Public Utility District No. 1 of Cowlitz County, Electric Lights & Power Improvements, Build America Revenue Bonds, 6.88%, 9/1/2032	500,000	630,470
Snohomish County Public Utility District No. 1, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.68%, 12/1/2040	250,000	298,205
		2,236,919
West Virginia 1.49%
Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, 7.47%, 6/1/2047	2,075,000	2,037,671
Total Municipal Bonds
(Cost $92,135,286)		99,099,557

Total Investments — 100.95%
(Cost $131,466,875)		137,810,489
Liabilities in Excess of Other Assets — (0.95)%		(1,294,452)
NET ASSETS — 100.00%		$136,516,037

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Security is currently being valued according to the fair value procedures approved by the Board of Directors.

AGM — Assured Guaranty Municipal Corp.

GTD — Guaranteed

NATL-RE — Insured by National Public Finance Guarantee Corp.

OID — Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

58	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS | December 31, 2018

	Shares	Market Value
Common Stocks 18.14%

Communication Services 0.75%
Verizon Communications, Inc.	3,420	$192,272

Consumer Discretionary 1.25%
Amazon.com, Inc.(a)	95	142,687
Lennar Corporation, Class A	2,100	82,215
Toll Brothers, Inc.	2,900	95,497
		320,399
Energy 9.79%
Andeavor Logistics LP	7,312	237,567
Cheniere Energy Partners LP	9,300	335,730
CNX Midstream Partners LP	16,825	273,911
Energy Transfer Equity LP	17,350	229,194
EnLink Midstream Partners LP	15,440	169,994
Enterprise Products Partners LP	10,805	265,695
Exxon Mobil Corporation	1,180	80,464
Magellan Midstream Partners LP	2,325	132,665
MPLX LP	13,850	419,655
Targa Resources Corporation	3,805	137,056
USA Compression Partners LP	9,666	125,465
Viper Energy Partners, LP	3,740	97,390
		2,504,786
Financials 1.40%
Blackstone Group LP (The)	5,545	165,296
Blackstone Mortgage Trust, Inc., Class A	3,207	102,175
Starwood Property Trust, Inc.	4,595	90,567
		358,038
Industrials 0.57%
Deere & Company	975	145,441

Information Technology 0.86%
Apple, Inc.	800	126,192
NVIDIA Corporation	715	95,453
		221,645
Real Estate Investment Trusts (REITs) 2.78%
Apple Hospitality REIT, Inc.	16,225	231,368
Chesapeake Lodging Trust	4,600	112,010
City Office REIT, Inc.	12,420	127,305
Lexington Realty Trust	12,521	102,797
WP Carey, Inc.	2,055	134,274
		707,754
Utilities 0.74%
American Electric Power Company, Inc.	2,515	187,971
Total Common Stocks
(Cost $3,974,572)		4,638,306

See accompanying notes which are an integral part of these financial statements.

59

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Shares	Market Value
Preferred Stocks 16.58%

Financials 7.34%
Bank of America Corporation, 6.00%	3,800	$95,190
Bank of America Corporation, Series W, 6.63%	3,700	94,128
Capital One Financial Corporation, Series D, 6.70%	9,050	229,417
Carlyle Group LP (The), 5.88%	4,950	100,832
Citigroup, Inc., 6.88%	11,000	288,420
First Republic Bank, 5.70%	9,000	220,860
Hancock Holding Company, 5.95%	9,200	223,468
JPMorgan Chase & Company, 6.70%	9,050	229,961
KKR & Company LP, 6.50%	6,481	168,117
Torchmark Corporation, 6.13%	9,050	227,336
		1,877,729
Information Technology 1.00%
eBay, Inc., 6.00%	10,000	254,800

Real Estate Investment Trusts 5.30%
Digital Realty Trust, Inc., 7.38%	11,848	298,688
Equity Commonwealth, 6.50%	6,000	151,500
National Retail Properties, Inc., 5.20%	6,000	125,400
Public Storage, 5.05%	5,000	106,650
Public Storage, Series B, 5.40%	10,000	228,000
SL Green Realty Corporation, 6.50%	5,091	128,446
Taubman Centers, Inc., 6.50%	13,168	315,769
		1,354,453
Utilities 2.94%
NextEra Energy Capital Holdings, Inc., 5.25%	10,000	229,000
Southern Company, 5.25%	10,000	218,100
Southern Company, 5.25%	14,000	305,620
		752,720
Total Preferred Stocks
(Cost $4,439,373)		4,239,702

	Principal Amount
Corporate Bonds 3.61%
Ford Motor Company, 9.98%, 2/15/2047	$500,000	627,365
McLaren Health Care Corporation, 4.53%, 5/15/2038	290,000	296,848
Total Corporate Bonds
(Cost $993,076)		924,213

See accompanying notes which are an integral part of these financial statements.

60	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Municipal Bonds 60.52%

Arizona 2.70%
City of Tucson, AZ, Certificate of Participation, (AGM), 4.83%, 7/1/2034	$ 620,000	$ 690,922

California 7.17%
City of Newport Beach, CA, Public Improvements, Certificate of Participation, 7.17%, 7/1/2040	800,000	1,093,288
San Bernardino Community College District, Public Improvements, General Obligation Unlimited, 7.63%, 8/1/2044	505,000	739,062
		1,832,350
Florida 4.08%
Pasco County School Board, School Improvements, Certificate of Participation, 5.00%, 12/1/2037	1,000,000	1,044,570

Kansas 4.17%
Kansas Development Finance Authority, Revenue Bonds, 4.73%, 4/15/2037	1,000,000	1,066,410

Michigan 4.09%
County of Macomb, MI, Retirement Facilities, General Obligation Limited, 4.42%, 11/1/2035	1,000,000	1,044,940

Nebraska 6.73%
Public Power Generation Agency, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.24%, 1/1/2041	1,315,000	1,720,651

Nevada 0.55%
County of Washoe, NV, Public & Highway Improvements, Build America Revenue Bonds, 7.97%, 2/1/2040	100,000	141,423

New York 6.31%
Metropolitan Transportation Authority, Revenue Bonds, 6.65%, 11/15/2039	225,000	290,311
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Miscellaneous Purposes Revenue Bonds, 5.00%, 7/15/2030	300,000	334,521
New York State Dormitory Authority, Revenue Bonds, Callable 7/1/2026 @ 100, 3.88%, 7/1/2046	750,000	723,038
Port Authority of New York & New Jersey, Revenue Bonds, Callable 6/1/2025 @ 100, 4.82%, 6/1/2045	250,000	262,762
		1,610,632
Ohio 12.46%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 5.94%, 2/15/2047	100,000	125,840
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.83%, 2/15/2041	1,000,000	1,468,840
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 8.08%, 2/15/2050	1,000,000	1,593,690
		3,188,370
Pennsylvania 4.22%
City of Reading, PA, General Obligation Unlimited, (AGM) (OID), Callable 11/1/2024 @ 100, 5.30%, 11/1/2033	1,000,000	1,078,540

See accompanying notes which are an integral part of these financial statements.

61

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONT.) | December 31, 2018

	Principal Amount	Market Value
Tennessee 3.04%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, 7.43%, 7/1/2043	$ 500,000	$ 678,115
Metropolitan Government of Nashville & Davidson County, General Obligation Unlimited, 3.49%, 7/1/2029	100,000	100,284
		778,399
Wisconsin 5.00%
Public Finance Authority, Parking Facility Improvements, Revenue Bonds, (OID), 5.00%, 11/1/2044	1,250,000	1,279,175
Total Municipal Bonds
(Cost $14,514,274)		15,476,382

	Shares
Money Market Funds 0.82%
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class, 2.32%(b)	209,291	209,291
Total Money Market Funds
(Cost $209,291)		209,291
Total Investments — 99.67%
(Cost $24,130,586)		25,487,894
Other Assets in Excess of Liabilities — 0.33%		83,706
NET ASSETS — 100.00%		$ 25,571,600

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of December 31, 2018.

AGM — Assured Guaranty Municipal Corp.

OID — Original Issue Discount

See accompanying notes which are an integral part of these financial statements.

62	SPIRIT OF AMERICA

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STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Spirit of America Real Estate Income and Growth Fund	Spirit of America Large Cap Value Fund	Spirit of America Municipal Tax Free Bond Fund	Spirit of America Income Fund	Spirit of America Income and Opportunity Fund
ASSETS
Investments in securities at fair value (cost $62,005,957, $60,058,315, $72,367,541, $131,466,875 and $24,130,586)	$80,821,403	$89,405,847	$73,921,723	$137,810,489	$25,487,894
Receivable for investments sold	308,855	107,764	—	—	—
Receivable for Fund shares sold	881	37,164	28,323	55,247	415
Dividends and interest receivable	502,249	127,910	918,370	1,742,400	299,153
Prepaid expenses	9,579	12,240	6,867	16,323	6,893
TOTAL ASSETS	81,642,967	89,690,925	74,875,283	139,624,459	25,794,355

LIABILITIES
Due to Custodian	295,728	88,359	650,700	901,382	—
Options written, at value (premium received $2,719, $1,549, $0, $0 and $0)	600	50	—	—	—
Line of credit payable	245,663	63,908	885,247	1,805,181	—
Payable for Fund shares redeemed	76,353	365,409	199,568	36,275	142,127
Payable for distributions to shareholders	—	—	74,876	189,360	27,146
Payable for investment advisory fees	70,500	75,939	22,708	67,440	10,403
Payable for distribution (12b-1) fees	21,879	23,538	9,505	29,567	5,800
Payable for accounting and administration fees	3,980	4,223	3,533	6,670	1,277
Payable for transfer agent fees	2,764	2,438	1,578	4,997	1,060
Chief Compliance Officer	186	195	171	315	58
Other accrued expenses	46,251	45,246	54,571	67,235	34,884
TOTAL LIABILITIES	763,904	669,305	1,902,457	3,108,422	222,755
NET ASSETS	$80,879,063	$89,021,620	$72,972,826	$136,516,037	$25,571,600

SOURCE OF NET ASSETS
As of December 31, 2018, net assets consisted of:
Paid-in capital	$60,707,717	$59,665,049	$79,447,516	$131,515,767	$26,143,325
Accumulated earnings (deficit)	20,171,346	29,356,571	(6,474,690)	5,000,270	(571,725)
NET ASSETS	$80,879,063	$89,021,620	$72,972,826	$136,516,037	$25,571,600

NET ASSETS:
Class A Shares	$80,761,337	$88,938,974	$72,817,862	$136,223,363	$25,177,262
Class C Shares	$117,726	$82,646	$154,964	$292,674	$394,338
SHARES OUTSTANDING ($0.001 par value, 500,000,000 authorized shares):
Class A Shares	8,048,207	4,798,837	7,867,457	11,928,824	2,761,066
Class C Shares	11,892	4,462	16,781	25,608	43,325
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares	$10.03	$18.53	$9.26	$11.42	$9.12
Class C Shares(a)	$9.90	$18.52	$9.23	$11.43	$9.10
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$10.59	$19.56	$9.72	$11.99	$9.57
MAXIMUM SALES CHARGE:
Class A Shares	5.25%	5.25%	4.75%	4.75%	4.75%

(a)	A contingent deferred sales charge ("CDSC") of 1.00% may be charged on shares held less than 13 months.

See accompanying notes which are an integral part of these financial statements.

64	SPIRIT OF AMERICA

STATEMENTS OF OPERATIONS

YEAR ENDED December 31, 2018

	Spirit of America Real Estate Income and Growth Fund	Spirit of America Large Cap Value Fund	Spirit of America Municipal Tax Free Bond Fund	Spirit of America Income Fund	Spirit of America Income and Opportunity Fund
INVESTMENT INCOME
Dividends	$2,669,544	$2,248,891	$292	$715,388	$209,728
Foreign dividend taxes withheld	(217)	(1,172)	—	—	(358)
Interest	16,623	—	3,482,020	7,601,116	952,708
TOTAL INVESTMENT INCOME	2,685,950	2,247,719	3,482,312	8,316,504	1,162,078

EXPENSES
Investment advisory	900,700	980,258	505,874	1,002,080	239,359
Distribution (12b-1) — Class A	278,261	302,966	126,263	416,947	91,200
Distribution (12b-1) — Class C	1,023	696	1,374	2,343	3,449
Accounting and Administration	49,013	53,469	44,466	88,010	19,268
Sub transfer agent	33,403	29,201	18,250	60,015	12,991
Transfer agent	33,025	29,771	18,407	59,620	12,486
Registration	27,064	22,811	32,659	31,355	24,841
Printing	25,436	26,639	20,929	41,106	12,345
Auditing	21,229	26,029	26,029	26,029	26,029
Custodian	10,622	11,096	6,566	12,891	5,797
Directors	10,572	11,334	9,660	19,167	4,266
Insurance	8,597	8,590	8,415	16,978	4,117
Legal	8,346	9,206	8,657	16,865	5,260
Interest	4,486	2,571	18,006	22,751	7,089
Pricing	3,311	4,630	75,380	42,802	7,975
Chief Compliance Officer	2,073	2,266	1,884	3,716	808
Line of credit	436	459	406	819	188
Other	15,395	14,636	15,382	22,109	14,325
TOTAL EXPENSES	1,432,992	1,536,628	938,607	1,885,603	491,793
Fees waived by Adviser	—	—	(158,909)	(21,786)	(21,619)
NET EXPENSES	1,432,992	1,536,628	779,698	1,863,817	470,174
NET INVESTMENT INCOME	1,252,958	711,091	2,702,614	6,452,687	691,904

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investment transactions	3,799,542	3,619,761	698,663	3,306,114	1,281,206
Net realized loss on foreign currency transactions	—	—	—	—	(47)
Net realized gain on written option transactions	5,258	8,733	—	—	—
Net change in unrealized depreciation of investments	(11,708,233)	(11,830,937)	(2,814,131)	(11,640,300)	(3,550,159)
Net change in unrealized appreciation of written option contracts	2,119	1,499	—	—	—
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(7,901,314)	(8,200,944)	(2,115,468)	(8,334,186)	(2,269,000)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,648,356)	$(7,489,853)	$587,146	$(1,881,499)	$(1,577,096)

See accompanying notes which are an integral part of these financial statements.

65

STATEMENTS OF CHANGES IN NET ASSETS

	Spirit of America Real Estate Income and Growth Fund		Spirit of America Large Cap Value Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(a)	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(b)
OPERATIONS
Net investment income	$1,252,958	$1,272,046	$711,091	$930,444
Net realized gain (loss) on investment transactions	3,804,800	6,508,744	3,628,494	875,708
Net change in unrealized appreciation (depreciation) of investments	(11,706,114)	(650,213)	(11,829,438)	14,567,679
Net increase (decrease) in net assets resulting from operations	(6,648,356)	7,130,577	(7,489,853)	16,373,831

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings:
Class A	(6,741,059)	(7,147,970)	(4,316,781)	(2,116,621)
Class C	(8,848)	(1,704)	(3,861)	(520)
Return of capital:
Class A	—	—	(2,203,290)	(3,168,183)
Class C	—	—	(1,641)	(779)
Total distributions to shareholders	(6,749,907)	(7,149,674)	(6,525,573)	(5,286,103)

CAPITAL TRANSACTIONS
Class A:
Shares sold	5,314,932	10,638,421	16,931,863	18,779,133
Shares issued from reinvestment of distributions	5,757,382	6,204,769	5,595,908	4,664,941
Shares redeemed	(24,027,001)	(18,514,287)	(20,640,926)	(11,055,399)
Total – Class A	(12,954,687)	(1,671,097)	1,886,845	12,388,675
Class C:
Shares sold	84,318	32,253	65,630	36,682
Shares issued from reinvestment of distributions	5,691	742	2,450	842
Shares redeemed	—	—	(10,544)	(997)
Total – Class C	90,009	32,995	57,536	36,527
Increase (decrease) in net assets derived from capital share transactions	(12,864,678)	(1,638,102)	1,944,381	12,425,202
Total increase (decrease) in Net Assets	(26,262,941)	(1,657,199)	(12,071,045)	23,512,930

NET ASSETS
Beginning of year	107,142,004	108,799,203	101,092,665	77,579,735
End of year	$80,879,063	$107,142,004	$89,021,620	$101,092,665

SHARE TRANSACTIONS
Class A:
Shares sold	478,124	896,767	786,653	917,471
Shares issued from reinvestment of distributions	543,810	531,685	288,316	223,942
Shares redeemed	(2,164,837)	(1,562,502)	(957,406)	(541,445)
Total – Class A	(1,142,903)	(134,050)	117,563	599,968
Class C:
Shares sold	7,758	2,691	3,011	1,741
Shares issued from reinvestment of distributions	550	64	127	39
Shares redeemed	—	—	(468)	(45)
Total – Class C	8,308	2,755	2,670	1,735
Increase (decrease) in shares outstanding	(1,134,595)	(131,295)	120,233	601,703

(a)	For the year ended December 31, 2017, all distributions to shareholders from earnings consisted of net investment income. As of December 31, 2017, accumulated net investment income was $9,376.
(b)

For the year ended December 31, 2017, distributions to shareholders from earnings consisted of net investment income in the amount of $1,039,764 (Class A) and $106 (Class C), and realized gains in the amount of $1,076,857 (Class A) and $414 (Class C). As of December 31, 2017, accumulated net investment loss was $(764).

See accompanying notes which are an integral part of these financial statements.

66	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

Spirit of America Municipal Tax Free Bond Fund		Spirit of America Income Fund		Spirit of America Income and Opportunity Fund
For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(c)	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(d)	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017(e)

$2,702,614	$3,263,448	$6,452,687	$8,558,179	$691,904	$1,845,070
698,663	(427,830)	3,306,114	970,129	1,281,159	703,384
(2,814,131)	1,978,143	(11,640,300)	6,039,377	(3,550,159)	2,057,375
587,146	4,813,761	(1,881,499)	15,567,685	(1,577,096)	4,605,829

(2,699,488)	(3,262,254)	(6,822,573)	(8,498,501)	(625,316)	(1,909,290)
(3,124)	(1,194)	(8,044)	(3,747)	(4,821)	(6,936)

—	—	(802,507)	(877,069)	(882,690)	(505,550)
—	—	(946)	(387)	(6,805)	(1,836)
(2,702,612)	(3,263,448)	(7,634,070)	(9,379,704)	(1,519,632)	(2,423,612)

5,511,959	11,187,907	11,494,042	22,580,306	1,568,591	6,436,269
1,656,049	2,070,097	4,966,249	6,390,967	967,064	1,614,800
(31,396,872)	(22,632,474)	(75,870,687)	(52,238,814)	(26,812,134)	(15,529,957)
(24,228,864)	(9,374,470)	(59,410,396)	(23,267,541)	(24,276,479)	(7,478,888)

75,070	50,500	186,536	61,273	143,792	95,751
2,675	807	6,663	3,567	11,609	8,741
—	—	(20,728)	(30,595)	(19,150)	(22,179)
77,745	51,307	172,471	34,245	136,251	82,313
(24,151,119)	(9,323,163)	(59,237,925)	(23,233,296)	(24,140,228)	(7,396,575)
(26,266,585)	(7,772,850)	(68,753,494)	(17,045,315)	(27,236,956)	(5,214,358)

99,239,411	107,012,261	205,269,531	222,314,846	52,808,556	58,022,914
$72,972,826	$99,239,411	$136,516,037	$205,269,531	$25,571,600	$52,808,556

593,614	1,183,054	984,445	1,891,288	165,524	662,870
178,381	219,116	425,219	533,665	102,338	165,323
(3,378,436)	(2,399,355)	(6,485,630)	(4,377,259)	(2,830,857)	(1,593,610)
(2,606,441)	(997,185)	(5,075,966)	(1,952,306)	(2,562,995)	(765,417)

7,995	5,392	15,886	5,095	15,183	9,846
289	86	572	298	1,234	897
—	—	(1,762)	(2,549)	(2,063)	(2,277)
8,284	5,478	14,696	2,844	14,354	8,466
(2,598,157)	(991,707)	(5,061,270)	(1,949,462)	(2,548,641)	(756,951)

(c)	For the year ended December 31, 2017, all distributions to shareholders from earnings consisted of net investment income. As of December 31, 2017, accumulated net investment income was $0.
(d)	For the year ended December 31, 2017, all distributions to shareholders from earnings consisted of net investment income. As of December 31, 2017, accumulated net investment loss was $(316,878).
(e)	For the year ended December 31, 2017, all distributions to shareholders from earnings consisted of net investment income. As of December 31, 2017, accumulated net investment loss was $(158,717).

See accompanying notes which are an integral part of these financial statements.

67

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$11.65	$11.67	$11.81	$13.11	$10.26

From Investment Operations:
Net investment income	0.15 [1]	0.14 [1]	0.21	0.06	0.16
Net realized and unrealized gain (loss) on investments	(0.92)	0.64	0.45	(0.30)	2.86
Total from investment operations	(0.77)	0.78	0.66	(0.24)	3.02

Less Distributions:
Distributions from net investment income	(0.40)	(0.80)	(0.21)	(0.06)	(0.16)
Distributions from net capital gains	(0.45)	—	(0.59)	(1.00)	(0.01)
Total distributions	(0.85)	(0.80)	(0.80)	(1.06)	(0.17)

Net Asset Value, End of Year	$10.03	$11.65	$11.67	$11.81	$13.11
Total Return[2]	(6.85)%	6.79%	5.66%	(1.88)%	29.55%

Ratios and Supplemental Data:
Net assets, end of year (000)	$80,761	$107,101	$108,790	$116,180	$138,539
Ratio of net expenses to average net assets	1.54%	1.48%	1.54%	1.57%	1.56%
Ratio of net investment income to average net assets	1.35%	1.18%	1.65%	0.50%	1.36%
Portfolio turnover rate	4%	8%	10%	37%	43%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

68	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31		For The Period Ended December 31,
	2018	2017	2016*
Net Asset Value, Beginning of Period	$11.56	$11.61	$11.73

From Investment Operations:
Net investment income	0.11 [1]	0.07 [1]	0.10 [1]
Net realized and unrealized gain (loss) on investments	(0.94)	0.63	0.55
Total from investment operations	(0.83)	0.70	0.65

Less Distributions:
Distributions from net investment income	(0.38)	(0.75)	(0.18)
Distributions from net capital gains	(0.45)	—	(0.59)
Total distributions	(0.83)	(0.75)	(0.77)

Net Asset Value, End of Period	$9.90	$11.56	$11.61
Total Return[2]	(7.44)%	6.10%	5.69%[3]

Ratios and Supplemental Data:
Net assets, end of period (000)	$118	$41	$10
Ratio of net expenses to average net assets	2.24%	2.18%	2.24%[4]
Ratio of net investment income to average net assets	0.97%	0.59%	1.07%[4]
Portfolio turnover rate	4%	8%	10%[3]

* For the period March 15, 2016 (commencement of operations) to December 31, 2016.

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect CDSC.

3 Not annualized.

4 Annualized.

See accompanying notes which are an integral part of these financial statements.

69

SPIRIT OF AMERICA LARGE CAP VALUE FUND

CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$21.59	$19.01	$18.63	$19.78	$17.72

From Investment Operations:
Net investment income	0.15 [1]	0.22 [1]	0.29	0.08	0.14
Net realized and unrealized gain (loss) on investments	(1.81)	3.56	1.29	(0.63)	2.10
Total from investment operations	(1.66)	3.78	1.58	(0.55)	2.24

Less Distributions:
Distributions from net investment income	(0.15)	(0.24)	(0.25)	(0.09)	(0.14)
Distributions from net capital gains	(0.78)	(0.24)	(0.95)	(0.51)	(0.04)
Distributions from return of capital	(0.47)	(0.72)	—	—	—
Total distributions	(1.40)	(1.20)	(1.20)	(0.60)	(0.18)

Net Asset Value, End of Year	$18.53	$21.59	$19.01	$18.63	$19.78
Total Return[2]	(7.87)%	20.22%	8.49%	(2.83)%	12.68%

Ratios and Supplemental Data:
Net assets, end of year (000)	$88,939	$101,054	$77,579	$72,039	$76,138
Ratio of net expenses to average net assets	1.52%	1.47%	1.57%	1.60%	1.60%
Ratio of net investment income to average net assets	0.70%	1.05%	1.56%	0.40%	0.78%
Portfolio turnover rate	13%	3%	24%	19%	15%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

70	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31		For The Period Ended December 31,
	2018	2017	2016*
Net Asset Value, Beginning of Period	$21.62	$19.14	$18.29

From Investment Operations:
Net investment income	— [1,2]	0.08 [1]	0.10 [1]
Net realized and unrealized gain (loss) on investments	(1.80)	3.57	1.70
Total from investment operations	(1.80)	3.65	1.80

Less Distributions:
Distributions from net investment income	(0.12)	(0.23)	—
Distributions from net capital gains	(0.78)	(0.24)	(0.95)
Distributions from return of capital	(0.40)	(0.70)	—
Total distributions	(1.30)	(1.17)	(0.95)

Net Asset Value, End of Period	$18.52	$21.62	$19.14
Total Return[3]	(8.50)%	19.37%	9.65%[4]

Ratios and Supplemental Data:
Net assets, end of period (000)	$83	$39	$1
Ratio of net expenses to average net assets	2.22%	2.17%	2.27%[5]
Ratio of net investment income to average net assets	0.01%	0.39%	0.64%[5]
Portfolio turnover rate	13%	3%	24%[4]

* For the period March 15, 2016 (commencement of operations) to December 31, 2016.

1 Calculated based on the average number of shares outstanding during the period.

2 Rounds to less than 0.005 per share.

3 Calculation does not reflect CDSC.

4 Not annualized.

5 Annualized.

See accompanying notes which are an integral part of these financial statements.

71

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$9.47	$9.33	$9.57	$9.62	$8.89

From Investment Operations:
Net investment income	0.30	0.30	0.31	0.33	0.35
Net realized and unrealized gain (loss) on investments	(0.21)	0.14	(0.24)	(0.05)	0.73
Total from investment operations	0.09	0.44	0.07	0.28	1.08

Less Distributions:
Distributions from net investment income	(0.30)	(0.30)	(0.31)	(0.33)	(0.35)
Total distributions	(0.30)	(0.30)	(0.31)	(0.33)	(0.35)

Net Asset Value, End of Year	$9.26	$9.47	$9.33	$9.57	$9.62
Total Return[1]	0.96%	4.75%	0.64%	3.01%	12.35%

Ratios and Supplemental Data:
Net assets, end of year (000)	$72,818	$99,159	$106,984	$102,805	$107,353
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.11%[2]	1.02%[3]	1.04%	1.10%[3]	1.10%
After expense waiver or recoupment	0.92%[2]	0.91%[3]	0.90%	0.91%[3]	0.90%
Ratio of net investment income to average net assets	3.21%	3.16%	3.17%	3.50%	3.78%
Portfolio turnover rate	0%	5%	10%	11%	7%

1 Calculation does not reflect sales load.

2 Includes interest expense of 0.02%.

3 Includes interest expense of 0.01%.

See accompanying notes which are an integral part of these financial statements.

72	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31		For The Period Ended December 31,
	2018	2017	2016*
Net Asset Value, Beginning of Period	$9.45	$9.31	$9.59

From Investment Operations:
Net investment income	0.22	0.22	0.17
Net realized and unrealized gain (loss) on investments	(0.22)	0.14	(0.28)
Total from investment operations	—	0.36	(0.11)

Less Distributions:
Distributions from net investment income	(0.22)	(0.22)	(0.17)
Total distributions	(0.22)	(0.22)	(0.17)

Net Asset Value, End of Period	$9.23	$9.45	$9.31
Total Return[1]	0.00%	3.87%	(1.19)%[2]

Ratios and Supplemental Data:
Net assets, end of period (000)	$155	$80	$28
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.96%[3]	1.87%[4]	1.89%[5]
After expense waiver or recoupment	1.77%[3]	1.76%[4]	1.75%[5]
Ratio of net investment income to average net assets	2.27%	2.31%	2.19%[5]
Portfolio turnover rate	0%	5%	10%[2]

* For the period March 15, 2016 (commencement of operations) to December 31, 2016.

1 Calculation does not reflect CDSC.

2 Not annualized.

3 Includes interest expense of 0.02%.

4 Includes interest expense of 0.01%.

5 Annualized.

See accompanying notes which are an integral part of these financial statements.

73

SPIRIT OF AMERICA INCOME FUND

CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$12.06	$11.72	$11.66	$12.23	$11.19

From Investment Operations:
Net investment income	0.44	0.48	0.46	0.51	0.53
Net realized and unrealized gain (loss) on investments	(0.54)	0.39	0.13	(0.53)	1.10
Total from investment operations	(0.10)	0.87	0.59	(0.02)	1.63

Less Distributions:
Distributions from net investment income	(0.48)	(0.48)	(0.46)	(0.51)	(0.54)
Distributions from return of capital	(0.06)	(0.05)	(0.07)	(0.04)	(0.05)
Total distributions	(0.54)	(0.53)	(0.53)	(0.55)	(0.59)

Net Asset Value, End of Year	$11.42	$12.06	$11.72	$11.66	$12.23
Total Return[1]	(0.87)%	7.51%	4.99%	(0.17)%	14.79%

Ratios and Supplemental Data:
Net assets, end of year (000)	$136,223	$205,138	$222,220	$201,718	$210,270
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.13%[2]	1.05%	1.09%	1.15%	1.15%
After expense waiver or recoupment	1.12%[2]	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	3.87%	4.00%	3.75%	4.24%	4.44%
Portfolio turnover rate	1%	0%	4%	9%	9%

1 Calculation does not reflect sales load.

2 Includes interest expense of 0.02%.

See accompanying notes which are an integral part of these financial statements.

74	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31		For The Period Ended December 31,
	2018	2017	2016*
Net Asset Value, Beginning of Period	$12.08	$11.73	$11.78

From Investment Operations:
Net investment income	0.38	0.39	0.28
Net realized and unrealized gain (loss) on investments	(0.58)	0.39	0.01
Total from investment operations	(0.20)	0.78	0.29

Less Distributions:
Distributions from net investment income	(0.40)	(0.39)	(0.29)
Distributions from return of capital	(0.05)	(0.04)	(0.05)
Total distributions	(0.45)	(0.43)	(0.34)

Net Asset Value, End of Period	$11.43	$12.08	$11.73
Total Return[1]	(1.69)%	6.77%	2.43%[2]

Ratios and Supplemental Data:
Net assets, end of period (000)	$293	$132	$95
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.88%[3]	1.80%	1.84%[4]
After expense waiver or recoupment	1.87%[3]	1.85%	1.85%[4]
Ratio of net investment income to average net assets	3.12%	3.24%	2.77%[4]
Portfolio turnover rate	1%	0%	4%[2]

* For the period March 15, 2016 (commencement of operations) to December 31, 2016.

1 Calculation does not reflect CDSC.

2 Not annualized.

3 Includes interest expense of 0.02%.

4 Annualized.

See accompanying notes which are an integral part of these financial statements.

75

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

CLASS A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$9.87	$9.50	$9.16	$10.20	$9.62

From Investment Operations:
Net investment income	0.16	0.32	0.19	0.25	0.39
Net realized and unrealized gain (loss) on investments	(0.52)	0.47	0.58	(0.86)	0.73
Total from investment operations	(0.36)	0.79	0.77	(0.61)	1.12

Less Distributions:
Distributions from net investment income	(0.16)	(0.33)	(0.19)	(0.26)	(0.39)
Distributions from return of capital	(0.23)	(0.09)	(0.24)	(0.17)	(0.15)
Total distributions	(0.39)	(0.42)	(0.43)	(0.43)	(0.54)

Net Asset Value, End of Year	$9.12	$9.87	$9.50	$9.16	$10.20
Total Return[1]	(3.70)%	8.41%	8.40%	(6.19)%	11.74%

Ratios and Supplemental Data:
Net assets, end of year (000)	$25,177	$52,523	$57,829	$51,523	$30,470
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.33%[2]	1.15%	1.22%	1.28%	1.66%[3]
After expense waiver or recoupment	1.27%[2]	1.25%	1.25%	1.25%	1.26%[3]
Ratio of net investment income to average net assets	1.89%	3.24%	1.93%	2.63%	3.83%
Portfolio turnover rate	4%	6%	12%	8%	20%

1 Calculation does not reflect sales load.

2 Includes interest expense of 0.02%.

3 Includes interest expense of 0.01%.

See accompanying notes which are an integral part of these financial statements.

76	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

CLASS C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31		For The Period Ended December 31,
	2018	2017	2016*
Net Asset Value, Beginning of Period	$9.85	$9.48	$9.14

From Investment Operations:
Net investment income	0.12	0.24	0.18
Net realized and unrealized gain (loss) on investments	(0.55)	0.47	0.44
Total from investment operations	(0.43)	0.71	0.62

Less Distributions:
Distributions from net investment income	(0.13)	(0.27)	(0.12)
Distributions from return of capital	(0.19)	(0.07)	(0.16)
Total distributions	(0.32)	(0.34)	(0.28)

Net Asset Value, End of Period	$9.10	$9.85	$9.48
Total Return[1]	(4.43)%	7.61%	6.59%[2]

Ratios and Supplemental Data:
Net assets, end of period (000)	$394	$285	$194
Ratio of expenses to average net assets:
Before expense waiver or recoupment	2.08%[3]	1.90%	1.97%[4]
After expense waiver or recoupment	2.02%[3]	2.00%	2.00%[4]
Ratio of net investment income to average net assets	1.14%	2.50%	0.65%[4]
Portfolio turnover rate	4%	6%	12%[2]

* For the period March 15, 2016 (commencement of operations) to December 31, 2016.

1 Calculation does not reflect CDSC.

2 Not annualized.

3 Includes interest expense of 0.02%.

4 Annualized.

See accompanying notes which are an integral part of these financial statements.

77

NOTES TO FINANCIAL STATEMENTS | December 31, 2018

Note 1 – Organization

Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Company offers 6 separate series, or mutual funds, each with its own investment objective and strategy. This report includes the following funds (individually, a “Fund”, or collectively, the “Funds”):

Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”) commenced operations on January 9, 1998. The Real Estate Fund seeks current income and growth of capital by investing in equity real estate investment trusts (“REITs”) and the equity securities of real estate industry companies.

Spirit of America Large Cap Value Fund (the “Value Fund”) commenced operations on August 1, 2002. The Value Fund seeks capital appreciation with a secondary objective of current income by investing in equity securities in the large cap value segment of the U.S. equity market.

Spirit of American Municipal Tax Free Bond Fund (the “Municipal Fund”) commenced operations on February 29, 2008. The Municipal Fund seeks high current income that is exempt from federal income tax, investing at least 80% of its assets in municipal bonds.

Spirit of America Income Fund (the “Income Fund”) commenced operations on December 31, 2008. The Income Fund seeks high current income, investing at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”).

Spirit of America Income & Opportunity Fund (the “Opportunity Fund”) commenced operations on July 8, 2013. The Opportunity Fund seeks to achieve its investment objective of providing shareholders with current income and the potential for capital appreciation by investing a substantial percentage of its total assets in a portfolio of common and preferred stocks, fixed income securities of any grade, as well non-rated fixed income securities, both short-term and long- term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high-yield U.S. corporate bonds, floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”), U.S. government agency securities, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”), equity real estate investment companies (“REITs”), which are subject to federal income tax, and Master Limited Partnerships (“MLPs”).

Each Fund currently offers Class A Shares and Class C Shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.25% for Real Estate Fund and Value Fund, and 4.75% for Municipal Fund, Income Fund and Opportunity Fund, as a percentage of the original purchase price. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Note 2 – Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and NAV per share for the Funds are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. Each Fund’s securities are valued at the official close or the last reported sales price on the principal exchange

78	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2018

on which the security trades, or if no sales price is reported, the mean of the latest bid and ask prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and ask prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and ask prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors (the “Board”).

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

●

Level 1 – Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value each Fund’s net assets as of December 31, 2018 is as follows:

	Value Inputs
Real Estate Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$77,930,219	$—	$—	$77,930,219
Preferred Stocks*	2,709,590	—	—	2,709,590
Municipal Bonds	—	181,594	—	181,594
Total	$80,639,809	$181,594	$—	$80,821,403
Liabilities
Written Call Options	(600)	—	—	(600)
Total	$(600)	$—	$—	$(600)

Value Fund
Assets:
Common Stocks*	$86,956,671	$—	$—	$86,956,671
Preferred Stocks*	2,449,176	—	—	2,449,176
Total	$89,405,847	—	—	$89,405,847
Liabilities	—	—
Written Call Options	$(50)	$—	$—	$(50)
Total	$(50)	$—	$—	$(50)

Municipal Fund
Assets:
Municipal Bonds	$—	$73,921,723	$—	$73,921,723
Total	$—	$73,921,723	$—	$73,921,723

79

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2018

	Value Inputs
Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$11,078,306	$—	$—	$11,078,306
Preferred Stocks*	14,262,884	—	—	14,262,884
Collateralized Mortgage Obligations	—	185,317	—	185,317
Corporate Bonds	—	12,832,828	351,597	13,184,425
Municipal Bonds	—	99,099,557	—	99,099,557
Total	$25,341,190	$112,117,702	$351,597	$137,810,489

Opportunity Fund
Assets:
Common Stocks*	$4,638,306	$—	$—	$4,638,306
Preferred Stocks*	4,239,702	—	—	4,239,702
Corporate Bonds	—	924,213	—	924,213
Municipal Bonds	—	15,476,382	—	15,476,382
Money Market Funds	209,291	—	—	209,291
Total	$9,087,299	$16,400,595	$—	$25,487,894

*	Refer to Schedule of Investments for sector/industry classification.

In the absence of a listed price quote, or a supplied price quote which is deemed to be unrepresentative of the actual market price, the Adviser shall use any or all of the following criteria to value Level 3 securities:

●	Last sales price
●	Price given by pricing service
●	Last quoted bid & asked price
●	Third party bid & asked price
●	Indicated opening range

The significant unobservable inputs that may be used in the fair value measurement of the Fund’s investments in common stock, corporate bonds and convertible corporate bonds for which market quotations are not readily available include: broker quotes, discounts from the most recent trade or “stale price” and estimates from trustees (in bankruptcies) on disbursements. A change in the assumption used for each of the inputs listed above may indicate a directionally similar change in the fair value of the investment.

The following provides quantitative information about the Income Fund’s significant Level 3 fair value measurements as of December 31, 2018:

Quantitative Information about Significant Level 3 Fair Value Measurements
Asset Category	Fair Value At December 31, 2018	Valuation Techniques	Unobservable Input(s)	Range
Corporate Bonds	$351,597	Comparable Security Analysis	Discount for Lack of Marketability	1%-20%

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of December 31, 2017	Amortization/ Accretion		Change in unrealized appreciation (depreciation)	Balance as of December 31, 2018
Corporate Bonds	$395,775		$(471)	$(43,707)	$351,597

80	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2018

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date) for financial reporting purposes. Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Funds intend to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Funds intend to distribute substantially all of its net investment income and capital gains to shareholders each year. The Real Estate Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $.85 per share. The Value Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $1.40 per share. The Opportunity Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $.60 per share. For the Income Fund and Municipal Fund, income distributions will typically be declared daily and paid monthly. Capital gains, if any, for all the Funds, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

The Value Fund and the Real Estate Fund have made certain investments in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Funds intend to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Funds and subsequently distributed to shareholders may be re-characterized based on the prior calendar year’s actual reported return of capital. The final determination of the amount of each Fund’s return of capital distribution for the period will be made after the end of each calendar year.

G. Allocation of Income, Expenses, Gains and Losses. Expenses incurred by the Company that do not relate to a specific fund of the Company are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Note 3 – Derivative Transactions

Written Options Contracts – The Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The Funds’ use of derivatives for the fiscal year ended December 31, 2018, was limited to written options.

Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds. The month-end average notional amount for the fiscal year ended December 31, 2018 was $1,367 and $1,840 for Real Estate Fund and Value Fund, respectively. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds. There were no derivatives held as of December 31, 2018.

81

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2018

	Statements of Assets and Liabilities		Statements of Operations
Fund/Financial Instrument Type	Location of Asset/Liability Derivatives	Value	Location of Gain (Loss) on Derivatives Recognized	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Real Estate Fund
Written Call Options (Equity Contracts)	Options written, at value	$(600)	Net realized gain from written option transactions	$5,258
			Net change in unrealized appreciation of written option contracts		$2,119
Value Fund
Written Call Options (Equity Contracts)	Options written, at value	$(50)	Net realized gain from written option transactions	$8,733
			Net change in unrealized appreciation of written option contracts		$1,499

Balance Sheet Offsetting Information – During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2018, the Funds were not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements. The following table provides a summary of amounts related to derivative instruments and amounts related to financial instruments and cash collateral not offset in the Statements of Assets and Liabilities as of December 31, 2018.

			Amounts not Offset in Statements of Assets and Liabilities
Fund / Derivative	Gross Amounts Presented in Statements of Assets and Liabilities		Financial Instruments	Cash Collateral	Net Amount
Real Estate Fund
Written options		$(600)	$600	$—	$—

Value Fund
Written options	$(50)		$50	$—	$—

Note 4 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the fiscal year ended December 31, 2018, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Real Estate Fund	$4,142,159	$20,984,466
Value Fund	12,596,184	16,078,761
Municipal Fund	—	22,025,572
Income Fund	1,178,249	56,839,244
Opportunity Fund	1,433,931	25,528,236

There were no purchases or sales of Long Term U.S. Government Obligations during the year ended December 31, 2018.

82	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2018

Note 5 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser, under the terms of the Advisory Agreement with respect to each Fund, manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Adviser a fee based on each Fund’s average daily net assets as follows:

Fund	Fee Rate	Advisory Fees Earned
Real Estate Fund	0.97%	$900,700
Value Fund	0.97%	980,258
Municipal Fund	0.60%	505,874
Income Fund	0.60%	1,002,080
Opportunity Fund	0.65%	239,359

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses for the following funds (based on average daily net assets) through April 30, 2019 so that the total operating expenses will not exceed the amounts presented in the table below. The waiver does not include, front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Additionally, for the fiscal year ended December 31, 2018, the Adviser waived advisory fees, as indicated:

Fund	Class A	Class C	Fees Recouped (Waived)
Municipal Fund	0.90%	1.75%	$(158,909)
Income Fund	1.10%	1.85%	(21,786)
Opportunity Fund	1.25%	2.00%	(21,619)

Any amounts waived or reimbursed by the Adviser are subject to repayment by a Fund within a period of three years after such waivers or expenses were incurred, provided the Fund is able to make such repayments and remain in compliance with the expense limitation as stated above. As of December 31, 2018, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements up to the amounts of $432,682, $34,533 and $25,613 from the Municipal Fund, Income Fund and Opportunity Fund, respectively, no later than December 31, 2021.

The Funds’ Class A and Class C Shares have adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits each Fund’s Class A and Class C Shares to pay David Lerner Associates, Inc. (the “Distributor”) an annual fee, accrued daily and paid monthly based on each Class of each Fund’s average daily net assets for the Distributor’s services and expenses in distributing shares of each Fund and providing personal services and/or maintaining shareholder accounts. For the fiscal year ended December 31, 2018, the annual fee rate and the fees paid to the Distributor under the Plan were as follows:

	Class A		Class C
Fund	Annual Rate	Fees Paid	Annual Rate	Fees Paid
Real Estate Fund	0.30%	$278,261	1.00%	$1,023
Value Fund	0.30%	302,966	1.00%	696
Municipal Fund	0.15%	126,263	1.00%	1,374
Income Fund	0.25%	416,947	1.00%	2,343
Opportunity Fund	0.25%	91,200	1.00%	3,449

83

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2018

Each Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase. For the fiscal year ended December 31, 2018, sales charges received by the Distributor from each of the Funds were as follows:

Fund	Front-End Sales Charges Received by Distributor	CDSC Fees Received by Distributor
Real Estate Fund	$221,800	$9
Value Fund	535,584	179
Municipal Fund	206,309	169
Income Fund	389,704	5,607
Opportunity Fund	62,228	6

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $7,580, $1,500 for each Board meeting attended and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to Interested Directors of the Company. For the fiscal year ended December 31, 2018, the Funds were allocated $10,747 of the Chief Compliance Officer’s salary.

Note 6 – Concentration and Other Risks

The performance of the Municipal Fund, Income Fund and Opportunity Fund could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Funds because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Municipal Fund, Income Fund and Opportunity Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Funds may invest in junk bonds.

The Municipal Fund, Income Fund and Opportunity Fund may be affected by credit risk of lower grade securities, which is the possibility that taxable fixed income or municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade taxable fixed income or municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

The Real Estate Fund invests primarily in real estate related securities. A fund that concentrates its investments among fewer sectors is subject to greater risk of loss than a fund that has more sector diversification. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

84	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2018

The Value Fund may, at times, concentrate its investments in a particular sector, such as information technology, if the Adviser believes stocks in that particular sector are performing more favorably. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Other risks to the Funds may include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 7 – Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Board. At December 31, 2018, the Income Fund held illiquid restricted securities representing 2% of net assets, as listed below:

Issuer Description Corporate Bonds	Acquisition Date	Principal Amount	Cost	Value
Exelon Generation Co. LLC, 5.60%, 06/15/42	7/12/2012	$400,000	$420,530	$351,597
MetLife Capital Trust X, 9.25%, 04/08/38	6/4/2013	$1,500,000	$2,108,703	$1,897,500

Note 8 – Federal Income Taxes

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes for each of the Funds as of December 31, 2018, were as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)(a)	Cost Basis of Investments
Real Estate Fund	$23,700,505	$(4,881,764)	$18,818,741	$62,004,781
Value Fund	32,967,156	(3,547,891)	29,419,265	59,988,081
Municipal Fund	2,002,340	(450,434)	1,551,906	72,369,817
Income Fund	12,129,043	(5,769,335)	6,359,708	131,450,781
Opportunity Fund	2,486,962	(1,126,306)	1,360,656	24,127,238

(a)	The difference between book-basis and tax-basis net unrealized appreciation/(depreciation) is primarily due to wash sales, tax treatment of Trust Preferred securities and partnership investments.

The tax character of distributions paid by each of the Funds for the year ended December 31, 2018, was as follows:

Fund	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions
Real Estate Fund	$1,473,093	$—	$5,276,814	$—	$6,749,907
Value Fund	701,358	—	3,619,284	2,204,931	6,525,573
Municipal Fund	44,393	2,658,219	—	—	2,702,612
Income Fund	6,955,985	—	—	803,453	7,759,438
Opportunity Fund	695,408	—	—	889,495	1,584,903

85

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2018

The tax character of distributions paid by each of the Funds for the year ended December 31, 2017, was as follows:

Fund	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions
Real Estate Fund	$1,351,051	$—	$5,798,623	$—	$7,149,674
Value Fund	1,062,050	—	1,055,091	3,168,962	5,286,103
Municipal Fund	27,389	3,236,059	—	—	3,263,448
Income Fund	8,581,131	—	—	877,456	9,458,587
Opportunity Fund	1,919,437	—	—	507,386	2,426,823

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

At December 31, 2018, the components of accumulated distributable earnings for each Fund on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Real Estate Fund	$—	$1,352,605	$—	$18,818,741	$20,171,346
Value Fund	14,091	1,964	(78,749)	29,419,265	29,356,571
Municipal Fund	2	—	(8,026,598)	1,551,906	(6,474,690)
Income Fund	—	—	(1,359,438)	6,359,708	5,000,270
Opportunity Fund	—		(1,932,381)	1,360,656	(571,725)

At December 31, 2018, for federal income tax purposes and the treatment of distributions payable, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	No Expiration
Fund	Short-Term	Long-Term	Total
Municipal Fund	$2,770,180	$5,256,418	$8,026,598
Income Fund	637,928	—	637,928
Opportunity Fund	1,833,735	—	1,833,735

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year ended December 31, 2018, the following Fund’s deferred post October capital and late year ordinary losses as follows:

Fund	Post-October Capital Losses	Qualified Late Year Ordinary Losses
Value Fund	$57,946	$20,803
Income Fund	—	532,150
Opportunity Fund	—	71,501

Management of the Funds have reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

86	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2018

Note 9 – Reclassification

Permanent differences, incurred during the year ended December 31, 2018, resulting from differences in book and tax accounting have been reclassified at year end to accumulated earnings (deficit) and paid-in capital as follows:

Fund	Accumulated Earnings (Deficit)	Paid-In Capital
Real Estate Fund	$1,299	$(1,299)
Value Fund	8	(8)
Municipal Fund	—	—
Income Fund	(7,014)	7,014
Opportunity Fund	(1,186)	1,186

Note 10 – Line of Credit

The Funds participate in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Fund’s investments, expiring on May 22, 2019. Borrowing under this Line of Credit bears interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for each Fund is the lesser of $3,000,000 or 10% of the Fund’s daily market value. During the fiscal year ended December 31, 2018, each Fund’s borrowing activity was as follows:

	Real Estate Income and Growth Fund	Large Cap Value Fund	Municipal Tax Free Bond Fund	Income Fund	Income & Opportunity Fund
Total bank line of credit as of December 31, 2018	$2,754,337	$2,936,092	$2,114,753	$1,194,819	$3,000,000
Average borrowings during period	$75,965	$90,931	$116,710	$240,090	$92,968
Number of days outstanding*	114	81	159	151	121
Average interest rate during period	3.479%	3.503%	3.477%	3.481%	3.470%
Highest balance drawn during period	$426,325	$707,460	$829,954	$762,699	$317,277
Highest balance interest rate	4.006%	4.006%	4.006%	4.006%	3.837%
Interest expense incurred	$4,486	$2,571	$18,006	$22,751	$7,088
Interest rate at December 31, 2018	4.006%	4.006%	4.006%	4.006%	4.006%

*	Number of days outstanding represents the total days during the year ended December 31, 2018 that each Fund utilized the line of credit.

Note 11 – Other Matters

In June 2011, several class action complaints were filed against DLA, the Fund’s principal underwriter and distributor, in connection with its role as managing dealer of several unaffiliated Real Estate Investment Trust offerings (“Apple REITs”). The complaints asserted federal and state securities law claims and various state common law claims against DLA. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. On March 25, 2015, the District Court dismissed the remaining state common law claims against DLA, with prejudice. Plaintiffs did not file an appeal. Neither the Adviser nor the Fund were parties to these class action litigations.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty,

87

NOTES TO FINANCIAL STATEMENTS (CONT.) | December 31, 2018

negligence and misrepresentation. The plaintiffs, purportedly customers who maintained individual retirement accounts at DLA which contained non-traded Apple REIT securities, alleged, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York. On March 30, 2015, the District Court dismissed all claims against DLA, with prejudice. Plaintiffs appealed the decision dismissing the claims. On April 14, 2016, the United States Court of Appeals for the Second Circuit unanimously affirmed judgement of the District Court dismissing the claims against DLA. Plaintiffs did not appeal that dismissal. Neither the Adviser nor the Fund were parties to this Litigation.

Note 12 – Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement”, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-18 does not require an accounting change for securities held at a discount, which continues to accrete to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying ASU 2017-08.

Note 13 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Fund	Qualified Dividend Income	Dividends Received Deduction	Long-Term Capital Gain Dividends	Tax-Exempt Distributions
Real Estate Fund	13.61%	41.54%	$5,276,814	$—
Value Fund	100.00%	100.00%	3,619,285	—
Municipal Fund	N/A	N/A	—	2,658,219
Income Fund	9.78%	14.13%	—	—
Opportunity Fund	67.48%	90.69%	—	—

88	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
of Spirit of America Investment Fund, Inc.
Syosset, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Spirit of America Real Estate Income & Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund, and the Spirit of America Income & Opportunity Fund (the “Funds”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Funds’ auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 1, 2019

89

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2018 TO DECEMBER 31, 2018

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

Each Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, July 1, 2018 to December 31, 2018.

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

90	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONT.)

FOR THE SIX MONTH PERIOD JULY 1, 2018 TO DECEMBER 31, 2018

		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period[1]
Spirit of America Real Estate Income and Growth Fund
Class A	Actual	$ 1,000.00	$ 926.80	1.55%	$ 7.53
	Hypothetical[2]	$ 1,000.00	$ 1,017.39	1.55%	$ 7.88
Class C	Actual	$ 1,000.00	$ 924.30	2.25%	$ 10.91
	Hypothetical[2]	$ 1,000.00	$ 1,013.86	2.25%	$ 11.42
Spirit of America Large Cap Value Fund
Class A	Actual	$ 1,000.00	$ 921.70	1.54%	$ 7.46
	Hypothetical[2]	$ 1,000.00	$ 1,017.44	1.54%	$ 7.83
Class C	Actual	$ 1,000.00	$ 918.60	2.24%	$ 10.83
	Hypothetical[2]	$ 1,000.00	$ 1,013.91	2.24%	$ 11.37
Spirit of America Municipal Tax Free Bond Fund
Class A	Actual	$ 1,000.00	$ 1,010.70	0.93%	$ 4.71
	Hypothetical[2]	$ 1,000.00	$ 1,020.52	0.93%	$ 4.74
Class C	Actual	$ 1,000.00	$ 1,005.30	1.78%	$ 9.00
	Hypothetical[2]	$ 1,000.00	$ 1,016.23	1.78%	$ 9.05
Spirit of America Income Fund
Class A	Actual	$ 1,000.00	$ 993.10	1.12%	$ 5.63
	Hypothetical[2]	$ 1,000.00	$ 1,019.56	1.12%	$ 5.70
Class C	Actual	$ 1,000.00	$ 989.40	1.87%	$ 9.38
	Hypothetical[2]	$ 1,000.00	$ 1,015.78	1.87%	$ 9.50
Spirit of America Income and Opportunity Fund
Class A	Actual	$ 1,000.00	$ 973.70	1.27%	$ 6.32
	Hypothetical[2]	$ 1,000.00	$ 1,018.80	1.27%	$ 6.46
Class C	Actual	$ 1,000.00	$ 968.90	2.02%	$ 10.02
	Hypothetical[2]	$ 1,000.00	$ 1,015.02	2.02%	$ 10.26

[1]

Expenses are equal to each Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect waiver of expenses by the Adviser for the period beginning July 1, 2018 to December 31, 2018. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such waivers.

[2]	Assumes a 5% annual return before expenses.

91

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS
David Lerner[3] (82) Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.
Daniel Lerner[3] (57) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.
INDEPENDENT DIRECTORS
Allen Kaufman (82) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.
Stanley S. Thune (82) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.
Richard Weinberger (82) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	6	None.
OFFICERS
David Lerner President (see biography above)
Alan P. Chodosh (65) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Senior Advisor at David Lerner Associates, Inc. since April 2016; Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. from June 1999, until April 2016.	N/A	N/A
Joseph Pickard (58) Chief Compliance Officer	Since 2007

Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.

			N/A	N/A

[1]	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.
[2]	Each Director serves for an indefinite term, until his successor is elected.
[3]

David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

[4]

K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

92	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on November 7, 2018, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Municipal Tax Free Bond Fund (the “Municipal Fund”), Spirit of America Income Fund (the “Income Fund”), Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”), Spirit of America Large Cap Value Fund (the “Value Fund”), and Spirit of America Income & Opportunity Fund (the “Opportunity Fund”) (each a “Fund”; collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and would not be unreasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent a questionnaire to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional information and materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15(c) questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Morningstar category peer funds as of September 30, 2018 in the form of reports generated by the Funds’ administrator; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, maximum performing fund, average performing fund and median performing fund for various time periods in the form of reports generated by the Funds’ administrator; (v) the allocation of the Funds’ brokerage commissions, (vi) the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics as well as the structure and responsibilities of the Adviser’s compliance departments; (vii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (viii) the Form ADV of the Adviser; and (ix) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, with respect to, among other things, personnel, each Fund’s performance, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

●	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

●	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

●	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

●	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

●

The investment management staffing and the experience of the Adviser, as well as the Adviser’s administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

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APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

●	The profitability to the Adviser of managing and its affiliate of distributing the Funds, and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel also referred to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. He explained that the Board must consider the (1) nature, extent and quality of services to be provided by the Adviser to the Funds; (2) the investment performance of each Fund independently; (3) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with each Fund; (4) the extent to which economies of scale have been realized as each Fund grows; (5) whether fee levels reflect these economies of scale for the benefit of each Fund’s investors; and (6) any other relevant considerations that the Board deems appropriate.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, reviewed the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, which included the following: regulatory filings and disclosure to the Funds’ shareholders, general oversight of the Funds’ service providers, coordination of Fund marketing initiatives, review of Fund legal issues and other services. The Board, including the Independent Directors, made mention of the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, reviewed the short-term and long-term investment performance of the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, in particular over the long-term, and that each Funds’ results were consistent with the investment strategies followed by each Fund.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, reviewed the information provided by the Funds’ administrator, including the comparative graphs, regarding each Fund’s management fee and overall expense ratio relative to industry averages for each Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Municipal Fund had a gross management fee of 0.60% as compared to the median in its peer group of 0.43%; and the performance for the 1-year period was 0.55% as compared to the median of its peer group of -0.25%. The Income Fund had a gross management fee of 0.60% as compared to the median in its peer group of 0.60%; and the performance for the 1-year period was 1.42% as compared to the median of its peer group of -2.37%. The Real Estate Fund had a gross management fee of 0.97% as compared to the median in its peer group of 0.75%; and the performance for the 1-year period was 3.39% as compared to the median of its peer group of 2.70%. The Value Fund had a gross management fee of 0.97% as compared to the median in its peer group of 0.75%; and the performance for the 1-year period was 15.01% as compared to the median of its peer group of 14.09%. The Opportunity Fund had a gross management fee of 0.65% as compared to the median in its peer group of 0.53%; and the performance for the 1-year period was 0.42% as compared to the median of its peer group of 2.43%. The Board viewed favorably the Adviser’s current and historic willingness to limit the overall expense ratios of each Fund. Acknowledging that the fees paid by some Funds were higher than certain of the comparable funds and higher than the medians in some Fund’s peer groups, the Board nonetheless noted that the fees were still close enough to the medians in each case and that several peer funds had higher fees. The Board noted that, although higher than others in their respective groups, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, reviewed estimates of the Adviser’s profitability and costs attributable to the Funds. The Board acknowledged that increased fixed costs, and in particular legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Consequently, the Board recognized that the Funds’ overall expenses may compare

94	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

unfavorably to some funds identified as peers. In addition, the Board considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources to the Funds over the years. The Adviser reported that the fund-by-fund expense analysis is the same as in prior years but that it does not reflect all of the overhead costs paid by David Lerner Associates, Inc., which may be attributed to the Adviser. The Board, including the Independent Directors, then determined that the Adviser’s profitability was at a fair and acceptable level, especially given the quality of the services being provided to the Funds, and that it bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there had been economies of scale regarding the management of the Funds and whether the Funds would appropriately benefit from any economies of scale. Because of the relative small size of each Fund, the Board did not believe that significant (if any) economies of scale had been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as Fund assets grow. However, the Board, including the Independent Directors, noted the enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also considered the fact that few of the Funds’ peers offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in subsequent years as the Funds’ assets grow.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the Adviser’s staff, its fundamental research capabilities, and its approach to recruiting, training and retaining portfolio managers and other research and management personnel, and determined that these factors enable the Adviser to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of the Adviser’s personnel.

b. The Board, including the Independent Directors, next reviewed the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates might receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently did not use soft dollars to obtain research services), appeared to be reasonable, and might in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, considered the aforementioned factors and other factors collectively in light of the Funds’ surrounding circumstances and did not identify any factor as all-important or all-controlling. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were not unreasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

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Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Custodian

The Huntington National Bank

41 S. High Street

Columbus, OH 43215

Independent Registered
Public Accounting Firm

Tait Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, PA 19102-2529

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year within sixty days after the end of the period. The Company’s portfolio holdings are available on the SEC’s website at http://www.sec.gov.

For additional information about the Funds, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2018 Spirit of America

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2018: $113,145

Fiscal year ended 2017: $109,500

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2018: $0

Fiscal year ended 2017: $0

Fees for 2018 and 2017 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2018: $19,500

Fiscal year ended 2017: $19,500

Fees for 2018 and 2017 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2018: $0

Fiscal year ended 2017: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended December 31, 2017 and December 31, 2018 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Spirit of America Investment Fund, Inc.

By (Signature and Title)	/s/ David Lerner
David Lerner, Principal Executive Officer

Date	2/26/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David Lerner
David Lerner, Principal	Executive Officer

Date	2/26/2019

By (Signature and Title)	/s/ Alan P. Chodosh
Alan P. Chodosh, Principal Financial Officer

Date	2/26/2019